UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Republic Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Shareholders

of Republic Bancorp, Inc.

Thursday, April 19, 2018

To our shareholders:  You are cordially invited to attend the 2018 Annual Meeting of Shareholders of Republic Bancorp, Inc.  The following are details for the meeting:

Date:    Thursday, April 19, 2018

Time:    9:00 A.M., EDT

Place:   Republic Bank Building, Lower Level, 9600 Brownsboro Road, Louisville, Kentucky 40241

Items on the agenda:

1.	To elect seven directors;
2.	To approve the Amended and Restated Non-Employee Director and Key Employee Deferred Compensation Plan;
3.	To approve the Employee Stock Purchase Plan;
4.	To ratify the appointment of Crowe Horwath LLP as the independent registered public accounting firm for 2018; and,
5.	To transact such other business as may properly come before the meeting.

Record date:	The close of business on February 9, 2018 is the record date for determining the shareholders entitled to notice of, and to vote at, the 2018 Annual Meeting of Shareholders.

Your vote is important.  Whether or not you plan to attend the Annual Meeting of Shareholders, we hope you will vote as soon as possible.  Please review the instructions with respect to each of your voting options as described in the proxy statement and the Notice of Internet Availability of Proxy Materials.

IF YOU PLAN TO ATTEND:  Please note that space limitations may make it necessary to limit attendance at the Annual Meeting of Shareholders.  Shareholders holding stock in brokerage accounts (“street name holders”) may be asked to produce a brokerage statement reflecting stock ownership as of the record date and provide photo identification. Cameras, recording devices or other like forms of electronic devices will not be permitted at the Annual Meeting of Shareholders.

Very truly yours,

Steven E. Trager
Chairman and Chief Executive Officer
Louisville, Kentucky
March 9, 2018

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on April 19, 2018.

The proxy statement and annual report to shareholders are available online at www.investorvote.com/RBCAA.

Republic Bancorp, Inc.

601 West Market Street

Louisville, Kentucky  40202

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Republic Bancorp, Inc. (the “Company” or “Republic”).  The proxies will be voted at the 2018 Annual Meeting of Shareholders (“Annual Meeting”) of Republic on April 19, 2018, and at any adjournments of the meeting.

This proxy statement, notice of annual meeting and form of proxy are first being mailed or made available to shareholders on or about March 9, 2018.  As used in this document, the terms “Republic,” the “Company,” “we,” and “our” refer to Republic Bancorp, Inc., a Kentucky corporation.

VOTING

Record date.  You are entitled to notice of and to vote at the Annual Meeting if you held of record shares of our Class A Common Stock or Class B Common Stock at the close of business on February 9, 2018.  On that date, 18,609,173 shares of Class A Common Stock and 2,242,624 shares of Class B Common Stock were issued and outstanding for purposes of the Annual Meeting.

Voting rights.  Each share of Class A Common Stock is entitled to one (1) vote and each share of Class B Common Stock is entitled to ten (10) votes.  Based on the number of shares outstanding as of the record date, the shares of Class A Common Stock are entitled to an aggregate of 18,609,173 votes, and the shares of Class B Common Stock are entitled to an aggregate of 22,426,240 votes at the Annual Meeting.

Voting by proxy.  If you received the Notice of Internet Availability of Proxy Materials, you may follow the instructions on that notice to access the proxy materials and download the proxy and vote online via the Internet.  If you request a paper or electronic copy of the proxy materials, the proxy will be mailed or e-mailed to you along with the other proxy materials.  If you received a paper copy of this proxy statement, the proxy card is enclosed.  If a proxy card is properly executed, returned to Republic and not revoked, the shares represented by the proxy card will be voted in accordance with the instructions set forth on the proxy card.  If no instructions are given, the shares represented will be voted (i) “For” the Board of Director nominees named in this proxy statement, (ii) “For” the approval of the Amended and Restated Non-Employee Director and Key Employee Deferred Compensation Plan, (iii) “For” the approval of the Employee Stock Purchase Plan, and (iv) “For” the ratification of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2018.  For participants in the Republic Bancorp, Inc. 401(k) Retirement Plan (the “Plan”), the Plan Trustee shall vote the shares for which it has not received voting direction from the Plan participants utilizing the same voting percentages derived from the Plan participants who did direct how their shares are to be voted.  The Board of Directors at present knows of no other business to be brought before the Annual Meeting. However, persons named in the proxy, or their substitutes, will have discretionary authority to vote on any other business which may properly come before the Annual Meeting and any adjournment thereof and will vote the proxies in accordance with the recommendations of the Board of Directors.

You may attend the Annual Meeting even though you have executed a proxy. You may revoke your proxy at any time before it is voted by delivering written notice of revocation to the Secretary of Republic, by delivering a subsequent dated proxy, by voting by telephone or online through the Internet on a later date, or by attending the Annual Meeting and voting in person.

Quorum and voting requirements and counting votes.  The presence in person or by proxy of the holders of a majority in voting power of the combined voting power of the Class A Common Stock and the Class B Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as being present or represented at the Annual Meeting for the purpose of establishing a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner is otherwise present by proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

The affirmative vote of a plurality of the votes duly cast is required for the election of directors.  All other matters presented at the meeting will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate and will have no impact on the outcome of any matter.

SHARE OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of the outstanding shares of Republic as of February 9, 2018, based on information available to the Company. The Class B Common Stock is convertible into Class A Common Stock on a share-for-share basis. In the following table, information in the column headed “Class A Common Stock” does not reflect the shares of Class A Common Stock issuable upon conversion of Class B Common Stock.  Information is included for:

(1)	persons or entities who own more than 5% of the Class A Common Stock or Class B Common Stock outstanding;

(2)	directors placed in nomination;

(3)

the Chairman and Chief Executive Officer (“CHAIR/CEO”), the Chief Financial Officer (“CFO”) and three other Executive Officers of Republic who earned the highest total compensation payout during 2017 (collectively, with the CHAIR/CEO and CFO, the “Named Executive Officers” or “NEOs”); and,

(4)	all executive officers, directors and director nominees of Republic as a group.

Except as otherwise noted, Republic believes that each person named below has the sole power to vote and dispose of all shares shown as owned by such person.  Please note that the table provides information about the number of shares beneficially owned, as opposed to the voting power of those shares.

Executive officers, directors and director nominees as a group (collectively 14 persons) beneficially own 67% of the combined voting power of the Class A and Class B Common Stock which represents 52% of the total number of shares of Class A and Class B Common Stock outstanding as of February 9, 2018 as detailed below:

							Class A and Class B Common
	Class A Common Stock			Class B Common Stock			Stock Combined
Name	Shares		Percent	Shares		Percent	Shares		Percent
Five Percent Shareholders:

Steven E. Trager	8,561,857	(1)	46.0%	1,797,327	(2)	80.1%	10,359,184	(1)(2)	49.7%
601 West Market Street
Louisville, Kentucky 40202

Jean S. Trager	8,460,793	(3)	45.5	1,250,279	(4)	55.8	9,711,072	(3)(4)	46.6
601 West Market Street
Louisville, Kentucky 40202

A. Scott Trager	8,170,787	(5)	43.9	1,142,300	(6)	50.9	9,313,087	(5)(6)	44.7
601 West Market Street
Louisville, Kentucky 40202

Sheldon G. Gilman	7,967,392	(7)	42.8	1,107,515	(8)	49.4	9,074,907	(7)(8)	43.5
500 West Jefferson Street
Suite 2100
Louisville, Kentucky 40202

Teebank Family	7,165,051		38.5	939,449		41.9	8,104,500		38.9
Limited Partnership (9)
601 West Market Street
Louisville, Kentucky 40202

Jaytee Properties	750,067		4.0	168,066		7.5	918,133		4.4
Limited Partnership (9)
601 West Market Street
Louisville, Kentucky 40202

Directors, Nominees and
Named Executive Officers:

Craig A. Greenberg	10,443	(10)	*	—		*	10,443	(10)	*
Michael T. Rust	13,457	(11)	*	—		*	13,457	(11)	*
R. Wayne Stratton	23,698	(12)	*	2,063	(13)	*	25,761	(12)(13)	*
Susan Stout Tamme	15,561	(14)	*	—		*	15,561	(14)	*
Mark A. Vogt	5,778	(15)	*	—		*	5,778	(15)	*
Juan M. Montano	11,350	(16)	*	—		*	11,350	(16)	*
William R. Nelson	8,440	(17)	*	—		*	8,440	(17)	*
Kevin D. Sipes	67,094	(18)	*	—		*	67,094	(18)	*
A. Scott Trager	8,170,787	(5)	43.9	1,142,300	(6)	50.9	9,313,087	(5)(6)	44.7
Steven E. Trager	8,561,857	(1)	46.0	1,797,327	(2)	80.1	10,359,184	(1)(2)	49.7

Directors, Nominees and All
Executive Officers (14 persons):	9,065,716	(19)	48.7%	1,834,175	(19)	81.8%	10,899,891	(19)	52.3%

*      Represents less than 1% of total

(1)

Includes 7,165,051 shares held of record by Teebank Family Limited Partnership (“Teebank”) and 750,067 shares held of record by Jaytee Properties Limited Partnership (“Jaytee”).  With respect to Teebank and Jaytee, Steven E. Trager is (i) trustee of a trust which is co-general partner and a limited partner and (ii) co-trustee of a trust which is the other co-general partner and a limited partner of each of these limited partnerships.  Steven E. Trager shares voting authority over shares held by both Teebank and Jaytee as a member of each partnership’s voting committee.  Trusts for the benefit of, among others, Steven E. Trager’s two children and his mother, are limited partners of both Teebank and Jaytee.  Includes 7,478 shares held by Steven E. Trager’s spouse, Amy Trager.  Includes 545,675 shares held of record by the Trager Family Foundation, a charitable foundation organized under Section 501(c)(3) of the Internal Revenue Code.  Steven E. Trager shares voting and investment power over these shares with Jean S. Trager, Shelley Trager Kusman and Amy Trager.  Also includes 12,085 shares held in Republic’s 401(k) plan and 225 shares held by Trager Marital Trust, for which Steven E. Trager is trustee.

(2)

Includes 939,449 shares held of record by Teebank and 168,066 shares held of record by Jaytee.  With respect to Teebank and Jaytee, Steven E. Trager is (i) trustee of a trust which is co-general partner and a limited partner and (ii) co-trustee of a trust which is the other co-general partner and a limited partner of each of these limited partnerships.  Steven E. Trager shares voting authority over shares held by both Teebank and Jaytee as a member of each partnership’s voting committee.  Trusts for the benefit of, among others, Steven E. Trager’s two children and his mother, are limited partners of both Teebank and Jaytee.  Also includes 1,215 shares held in Republic’s 401(k) plan and 671,583 shares held by Trager Marital Trust, for which Steven E. Trager serves as trustee.

(3)

Includes 7,165,051 shares held of record by Teebank and 750,067 shares held of record by Jaytee.  With respect to Teebank and Jaytee, Jean S. Trager is (i) co-trustee of a trust which is a co-general partner and a limited partner of each of those limited partnerships and (ii) a beneficiary of certain trusts which are limited partners of each of those limited partnerships.  Includes 545,675 shares held of record by the Trager Family Foundation, a charitable foundation organized under Section 501(c)(3) of the Internal Revenue Code.  Jean S. Trager shares voting and investment power over these shares with Steven E. Trager, Shelley Trager Kusman and Amy Trager.

(4)

Includes 939,449 shares held of record by Teebank and 168,066 shares held of record by Jaytee.  With respect to Teebank and Jaytee, Jean S. Trager is (i) co-trustee of a trust which is a co-general partner and a limited partner of each of these limited partnerships and (ii) a beneficiary of certain trusts which are limited partners of each of those limited partnerships.

(5)

Includes 7,165,051 shares held of record by Teebank and 750,067 shares held of record by Jaytee.  A. Scott Trager is a limited partner of both Teebank and Jaytee.  A. Scott Trager shares voting authority over shares held by both Teebank and Jaytee as a member of each partnership’s voting committee.  Includes 51,697 shares held of record by a family trust of which A. Scott Trager is a co-trustee and a beneficiary.  Also includes 35,319 shares held in Republic’s 401(k) plan.  Also includes voting rights for 3,750 restricted shares which vest in November 2018.

(6)

Includes 939,449 shares held of record by Teebank and 168,066 shares held of record by Jaytee.  A. Scott Trager is a limited partner of both Teebank and Jaytee.  A. Scott Trager shares voting authority over shares held by both Teebank and Jaytee as a member of each partnership’s voting committee.  Includes 4,107 shares held of record by a family trust of which A. Scott Trager is a co-trustee and a beneficiary.  Also includes 1,190 shares held in Republic’s 401(k) plan.

(7)

Includes 7,165,051 shares held of record by Teebank and 750,067 shares held of record by Jaytee.  Sheldon G. Gilman, as trustee of trusts, is a limited partner of both Teebank and Jaytee.  Sheldon G. Gilman shares voting authority over shares held by both Teebank and Jaytee as a member of each partnership’s voting committee.  Also includes 39,307 shares held by Sheldon G. Gilman’s spouse.

(8)

Includes 939,449 shares held of record by Teebank and 168,066 shares held of record by Jaytee.  Sheldon G. Gilman, as trustee of trusts, is a limited partner of both Teebank and Jaytee.  Sheldon G. Gilman shares voting authority of both Teebank and Jaytee as a member of each partnership’s voting committee.

(9)

Teebank and Jaytee are limited partnerships of which Jean S. Trager, A. Scott Trager, Trager Marital Trust and trusts for which each of Steven E. Trager and Sheldon G. Gilman serve as trustees, are limited partners.  Steven E. Trager is (i) trustee of a revocable trust that is a co-general partner and a limited partner of each partnership and (ii) co-trustee with Jean S. Trager of a trust which is the other general partner and a limited partner of Teebank and Jaytee.  Teebank and Jaytee each have voting committees comprised of Steven E. Trager, A. Scott Trager and Sheldon G. Gilman.  These committees direct the voting of the shares held by Teebank and Jaytee.  Teebank and Jaytee each have a total of 2 million units outstanding.  The following table provides information about the units of Teebank and Jaytee beneficially owned by directors, officers and 5% shareholders of Republic:

	Number of		Percent of Jaytee	Number of		Percent of Teebank
Name	Jaytee Units		Units Outstanding	Teebank Units		Units Outstanding
Jean S. Trager	20,046	(a)	1.0%	20,046	(c)	1.0%
Steven E. Trager	384,207	(b)	19.2%	667,252	(d)	33.4%
A. Scott Trager	5,293		*	5,293		*
Sheldon G. Gilman, Trustee	44,050		2.2%	156,608		7.8%

*   - Represents less than 1% of total

(a)	Includes 20,000 general partner units and 46 limited partner units held by the Jean S. Trager Trust, of which Jean S. Trager and Steven E. Trager are co-trustees.

(b)

Includes 268,130 limited partner and 20,000 general partner units held in a revocable trust and 20,000 general partner units and 46 limited partner units held by the Jean S. Trager Trust, of which Steven E. Trager and Jean S. Trager are co-trustees.  Also includes 76,031 limited partner units held by Trager Marital Trust, of which Steven E. Trager is trustee.

(c)	Includes 20,000 general partner units and 46 limited partner units held by the Jean S. Trager Trust, of which Jean S. Trager and Steven E. Trager are co-trustees.

(d)

Includes 153,269 limited partner and 20,000 general partner units held in a revocable trust and 20,000 general partner units and 46 limited partner units held by the Jean S. Trager Trust, of which Jean S. Trager and Steven E. Trager are co-trustees.  Also includes 180,396 limited partner units held by the Trager Trust of 2012 and 293,541 limited partner units held by Trager Marital Trust, of which Steven E. Trager is trustee.

(10)	Includes 10,243 shares issuable to Craig A. Greenberg upon vesting in accordance with the terms of the Company’s deferred compensation plan.

(11)	Includes 10,274 shares issuable to Michael T. Rust upon vesting in accordance with the terms of the Company’s deferred compensation plan.

(12)

Includes 5,352 shares held jointly by R. Wayne Stratton with his spouse and 11,423 shares held by R. Wayne Stratton’s spouse. R. Wayne Stratton shares investment and voting power over these shares.  Also includes 6,723 shares issuable to R. Wayne Stratton upon vesting in accordance with the terms of the Company’s deferred compensation plan.

(13)	Includes 849 shares held jointly by R. Wayne Stratton with his spouse and 1,214 shares held by R. Wayne Stratton’s spouse. R. Wayne Stratton shares investment and voting power over these shares.

(14)	Includes 6,277 shares issuable to Susan Stout Tamme upon vesting in accordance with the terms of the Company’s deferred compensation plan.

(15)

Includes 3,000 shares held jointly by Mark A. Vogt with his spouse.  Also includes 2,062 shares issuable to Mark A. Vogt upon vesting in accordance with the terms of the Company’s deferred compensation plan.

(16)

Includes 3,350 shares held in Republic’s 401(k) plan.  Also includes voting rights for 1,250 restricted shares which vest in November 2018 and 2,500 restricted shares which vest 50% in June 2019 and 50% in June 2020.

(17)	Includes voting rights for 1,500 restricted shares which vest in November 2018.

(18)	Includes 3,954 shares held in Republic’s 401(k) plan. Also includes voting rights for 3,750 restricted shares which vest in November 2018.

(19)	Includes the shares as described above held by the directors, nominees and NEOs, along with an additional 144,643 shares.

PROPOSAL ONE: ELECTION OF DIRECTORS

Republic’s Board of Directors is comprised of one class of directors that are elected annually.  Each director serves a term of one (1) year until the 2019 Annual Meeting and until his or her successor is duly elected or qualified.   Republic’s Bylaws provide for not less than five (5) nor more than fifteen (15) directors. In accordance with the Company’s Bylaws, the Board of Directors has fixed the number of directors to be elected at the 2018 Annual Meeting at seven (7). The Nominating Committee and the Board of Directors have nominated for election as directors: Steven E. Trager, A. Scott Trager, Craig A. Greenberg, Michael T. Rust, R. Wayne Stratton, Susan Stout Tamme and Mark A. Vogt. Each of the nominees is a current member of the Board of Directors of the Company.

Non-employee Director nominees Craig A. Greenberg, Michael T. Rust, R. Wayne Stratton, Susan Stout Tamme and Mark A. Vogt would collectively comprise a majority of the Board of Directors, and the Board has determined that each is an “independent director” as defined in Rule 5605(a)(2) of the NASDAQ listing standards. While the Company is a “controlled company” as defined under the NASDAQ rules and thus is entitled to an exemption from the majority independence rule, the Company has not elected this exemption for its 2018 election of directors, but reserves the right to claim this exemption in the future.

Neither the Nominating Committee nor the Board of Directors has reason to believe that any nominee for director will not be available for election or to serve following election. However, if any of the nominees should become unavailable for election, and unless authority is withheld, the holders of the proxies solicited hereby will vote for such other individual(s) as the Nominating Committee or the Board of Directors may recommend.

The following table details the indicated information for each nominee and incumbent director:

Director Nominees:		Director
Name and Principal Occupation for Past Five Years	Age	Since

Steven E. Trager began serving as both Chairman and CEO of Republic in 2012. He previously served as President and CEO of Republic since 1998. He also currently serves as Chairman and CEO of Republic Bank & Trust Company (the “Bank”). Mr. Trager began his career with the Bank in 1988 as General Counsel.	57	1988

Steven E. Trager received his undergraduate degree in finance at the University of Texas at Austin.  He received his Juris Doctor degree from the University of Louisville Brandeis School of Law and engaged in the practice of law with the firm of Wyatt, Tarrant & Combs.  He has more than twenty-five years banking experience.  In 1994, he provided the leadership resulting in the complex merger and reorganization of the Republic group of multiple banks into a consolidated and more efficient banking structure.  He provided the leadership for the Company’s initial public offering.  He also has direct experience not only in banking, but also in finance, operations and retail management.  His banking experience includes his service as past chairman for the Kentucky Bankers Association and his past service as a board member of the Federal Reserve Bank of St. Louis’ Louisville branch.  He also has leadership and directorate experience in multiple community service organizations.  Based on Steven E. Trager's experience as a Bank Board Director, his direct banking experience, his proven leadership skills, his education and legal background, his extensive community involvement, his vested interest in the long-term success of Republic as a material equity owner, and his specific experience, qualifications and attributes herein disclosed, the Board has determined that he should continue to serve as a Director.

A. Scott Trager has served as Director and President of Republic since 2012 and was appointed Vice Chairman in March 2017. He previously served as Vice Chairman from 1994 to 2012. He also currently serves as Vice Chairman of the Bank.	65	1990

A. Scott Trager holds a degree in Business Administration from the University of Tennessee and has spent his entire working career in various finance and banking capacities.  He has extensive leadership experience in marketing, operations and retail branch management.  He has extensive community board experience and broad-based community connections in the metropolitan Louisville area.  Based on A. Scott Trager's experience as a Bank Board Director, his direct banking experience, his proven leadership skills, his educational background, his extensive community involvement and his specific experience, qualifications and attributes herein disclosed, the Board has determined that he should continue to serve as a Director.

Craig A. Greenberg has served as President of 21c Museum Hotels since 2011 and also as CEO since September 2017. He has served in various roles with the company since its founding in 2007. Prior to 21c, Craig served as Counsel with the general legal services law firm of Frost Brown Todd LLC in Louisville, Kentucky. He served as Director of the Bank from 2006 to 2008 and has served as a Director of Republic from 2008 to present.	44	2008

Craig A. Greenberg is a graduate of the University of Michigan, where he served as Student Government President.  He is a Harvard Law School cum laude graduate.  He has extensive experience in securing and deploying federal, state and local tax credits and other incentives in connection with the development of urban revitalization projects across the country.  He has direct experience in commercial finance, capital raising, transaction structuring, and the leadership of multi-million dollar developments.  He is active in local civic and charitable organizations.  Based on Craig A. Greenberg’s experience as a Bank Board director, his commercial finance and development knowledge, his educational background, including legal knowledge and skills, his extensive community involvement and his specific experience, qualifications and attributes herein disclosed, the Board has determined that he should continue to serve as a Director.

Director Nominees:		Director
Name and Principal Occupation for Past Five Years (continued)	Age	Since

Michael T. Rust has served as President of Kentucky Hospital Association (“KHA”), located in Louisville, Kentucky, since 1996. He served as a Director of the Bank from 2001 to 2007 and has served as a Director of Republic from 2007 to present.	66	2007

Michael T. Rust graduated from Glenville State College in West Virginia where he received his undergraduate degree in Business Administration.  He received a Master’s degree in Public Health from the University of Tennessee.  He serves as a Community Based Faculty Member at the University of Kentucky.  In his role as President of the KHA, he has extensive management and regulatory experience.  He also has extensive advocacy experience in Washington, D.C. and Frankfort, Kentucky.  He is a proven recruiter and organizer and has significant community involvement experience.  He has leadership and directorate experience in multiple community service organizations.  As a member of the Audit Committee, he is able to read and understand basic financial statements, such as a balance sheet, income statement and cash flow statement. Based on Michael T. Rust's experience as a Bank Board Director, his managerial and regulatory compliance background, his business and education background, his extensive community involvement, including governmental affairs and his specific experience, qualifications and attributes herein disclosed, the Board has determined that he should continue to serve as a Director.

R. Wayne Stratton is a Certified Public Accountant and a partner of the public accounting firm of Jones, Nale & Mattingly PLC located in Louisville, Kentucky. He served as a Director of the Bank from 1994 to 1995 and has served as a Director of Republic from 1995 to present, while also serving as Republic's financial expert on the Audit Committee.	70	1995

R. Wayne Stratton is a graduate of the University of Cincinnati with a Bachelor of Arts degree and a major in Accounting.  He is accredited in Business Valuations by the American Institute of Certified Public Accountants and holds a Diplomat Certification in Forensic Accounting from the American College of Forensic Examiners.  As a member of the Audit Committee, he is able to read and understand basic financial statements, such as a balance sheet, income statement and cash flow statement.  He has been recognized as a top national tax accountant by Money Magazine and has received recognition and awards for his accounting expertise from multiple sources, including Who’s Who in Accounting and Finance and Who’s Who in Executives and Business.  He has extensive experience in both the preparation and review of financial statements and statements of condition of publicly traded stock corporations.  He meets NASDAQ's financial knowledge and sophistication requirements and qualifies as an "audit committee financial expert" under SEC rules.  Based on R. Wayne Stratton's experience as a Bank Board Director, his managerial and accounting background, his education and certification as a Certified Public Accountant, his business background and his specific experience, qualifications and attributes herein disclosed, the Board has determined that he should continue to serve as a Director.

Susan Stout Tamme was employed by Baptist Healthcare System, Inc. and is retired as of April 2014. In July of 2013, she was appointed as President of Baptist Health Collaborations. She was formerly in the position of President of the Louisville Market from 2011 to 2013 and she was President and CEO of Baptist Hospital East from 1995 to 2011 and Vice President of Baptist Healthcare System, Inc. She served as a Director of the Bank from 1999 to 2003 and has served as a Director of Republic from 2003 to present.	67	2003

Susan Stout Tamme received an Associate degree in nursing from Eastern Kentucky University, a Bachelor of Science degree in nursing from the University of Louisville and a Master of Science degree in Health Systems Administration, also from the University of Louisville.  She has extensive experience in administration, specifically in broad-based multi-hospital systems and is proficient in working with department heads, clinical staff and governing regulatory bodies.  She has leadership and directorate experience in multiple community service organizations and has received multiple community service awards for excellence and achievement.  Based on Susan Stout Tamme’s experience as a Bank Board Director, her managerial and administrative background, regulatory compliance experience, her extensive community involvement and her specific experience, qualifications and attributes herein disclosed, the Board has determined that she should continue to serve as a Director.

Mark A. Vogt received his Bachelor of Arts degree in Accounting and Business Administration from Bellarmine University in Louisville, Kentucky. Since 2004, he has served as CEO of Galen College of Nursing, one of the nation's largest educators of nurses with campuses located in Kentucky, Texas, Florida and Ohio. During his time with Galen, the College has grown significantly by adding nursing programs that meet the needs of the healthcare community and adult learners.	49	2016

Prior to joining Galen, Mark A. Vogt was Chief Operating Officer of a private equity investment group specializing in the education sector.  He served as Senior Vice President and Chief Financial Officer of Republic Bancorp, Inc. from 1995 to 2000.  He served as a Director of the Bank from 2012 to 2016 and has served as a Director of Republic since 2016.  As CFO, he provided leadership in accounting, finance, treasury, and various operational functions.  During his tenure, he was significantly involved in the Company's initial public offering and the sale and acquisition of several business units.  Previously, he was employed for five years by the public accounting firm of Deloitte & Touche LLP where he provided accounting and consulting services to a wide array of financial service clients.  In addition, he has leadership and directorate experience in a number of civic and community organizations.  Based on Mark A. Vogt's experience as a Bank Board Director, his managerial and accounting background, his education and certification as a Certified Public Accountant, his business background and his specific experience, qualifications and attributes herein disclosed, the Board has determined that he should continue to serve as a Director.

None of the persons placed in nomination currently holds or has in the past five (5) years held any directorships in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Republic’s directors were elected at the most recent Annual Meeting held on April 20, 2017, to a one (1) year term. The Company’s executive officers are recommended by the Chairman and CEO, Steven E. Trager, and are subsequently approved by the Compensation Committee and formally approved by the Board of Directors.  Executive officers hold office at the discretion of the Board of Directors.  All but one of the Company directors attended the 2017 Annual Meeting of Shareholders.

Steven E. Trager and A. Scott Trager are cousins.

The Board of Directors recommends that shareholders vote “FOR” all of the proposed Board of Director nominees named in this proxy statement.

The Board of Directors and its Committees

The Board

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all meetings of the shareholders, the Board, and the Board committees to which they are appointed. The Board of Directors held six (6) regularly scheduled board meetings in 2017. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the meetings held by committees on which such directors served during their respective terms of service in 2017.  Also, some selected Company directors were paid a committee fee for attending certain Bank committee meetings. Directors that are also employees of the Company or the Bank are not paid for attending board or committee meetings.

The Company believes it is both prudent and expedient and in the best interest of shareholders that the Chairman and CEO positions are combined and that such combination has no negative effect on the operation and direction of the Company.  The Company will continue to evaluate whether or not splitting the positions between two persons will be a viable preferred alternative in the future. This current structure, combining the positions, allows the independent directors to concentrate on the oversight of the Company without the added burden of also addressing what are normally less material day-to-day managerial concerns.  The Company does not have a lead independent director, but the independent directors meet privately following each regularly scheduled board meeting and have the authority to request to speak with any officer or other employee of the Company or the Bank.  They also have direct access to and the authority to retain, at the Company’s expense, any outside auditors, accountants or attorneys at their discretion.

While the Company’s Board of Directors is ultimately responsible for risk oversight, selected committees of the Company’s Board and the Bank’s Board play an important role in assisting the Company’s Board of Directors in fulfilling its oversight responsibilities.  The Company’s Board of Directors analyzes enterprise risk at its regularly scheduled board meetings and more specifically as described below through the Company’s Audit Committee, the Company’s Compensation Committee, the Bank’s Compliance and Community Reinvestment Committee, and the Bank’s IT Steering Committee.   The Company’s Board of Directors and the Bank’s Board of Directors receive regular and timely reports from management and the chairpersons of these committees, as appropriate.  More specifically, the Audit Committee regularly reviews risks associated with insurance, credit, debt, financial, accounting, legal, reputational, compliance, third-party, information technology security and other risk matters involving the Company and the Bank.  The Audit Committee is also responsible for the oversight of the Third Party Risk Management Program of the Company and the Bank.  The Third Party Risk Management Steering Committee, chaired by the Bank’s Chief Risk Management Officer, reviews and approves management’s third-party due diligence completed by the Company’s management responsible for third-party relationships with the Company and the Bank.  Reports concerning the Third Party Risk Management Program and any significant third-party arrangements are provided through the Audit Committee on a regular basis to the Company’s and the Bank’s Board of Directors.  The Company’s Audit Committee also reviews Enterprise Risk Management reports and Business Continuity Planning reports.

The Company’s Compensation Committee considers risks related to succession planning and approves the Company’s Succession Plan. The Compensation Committee also considers risks related to the attraction and retention of critical employees and risks relating to the Company’s incentive compensation programs and contractual employee arrangements.  In addition, the Compensation Committee reviews compensation and benefit plans affecting employees generally in addition to those applicable to NEOs.

The Bank’s Compliance and Community Reinvestment Committee monitors the consumer compliance and community reinvestment activities of the Bank, including compliance with all applicable laws and regulations with respect to compliance and community reinvestment, and compliance with all related orders and agreements entered into between the Bank or the Company and their respective board of directors with any regulatory supervisory agency.  The Bank’s Compliance and Community Reinvestment Committee also monitors the Bank’s Compliance Management Systems and is responsible for reviewing the Compliance Policy of the Bank annually.  This Committee also monitors and oversees the activities of the Bank’s Compliance department including Community Reinvestment Act requirements and Bank Secrecy Act requirements.  Craig A. Greenberg and Steven E. Trager, both Company directors, serve on the Bank’s Compliance and Community Reinvestment Committee.

The Company’s Board and the Bank’s Board also receive regular and timely reports from the IT Steering Committee.  Management, Company directors and Bank directors serve on the IT Steering Committee.  The IT Steering Committee assists the Bank’s Board of Directors with monitoring the Bank’s IT plans, policies, and major expenditures, in addition to compliance with information security and technology risk management requirements.  Reports from the Information Security Officer about internal and external threats and cyber risks that could result in unauthorized disclosure, misuse, alteration, or destruction of data or information systems are reviewed by the Bank’s IT Steering Committee.

Committees of the Company’s Board of Directors

The Company’s Board has three (3) standing committees to facilitate and assist the Board in the execution of its responsibilities. The Board committees consist of the Audit Committee, the Compensation Committee and the Nominating Committee. In accordance with NASDAQ listing standards, the Board has determined that each of the Board committee members meets the definition of “independent director” and satisfies the NASDAQ listing standards for service on the Board committees on which each serves.  In making these determinations, the Board considered all relevant factors, including that Craig A. Greenberg was formerly associated with the firm of Frost Brown Todd LLC, a law firm that provides general and corporate legal services to both the Company and the Bank through June 30, 2017.  Mr. Greenberg had an arrangement where he received a percentage of revenues paid to the firm by certain clients previously referred to the firm by him, but not including the Company or the Bank.    Mr. Greenberg did not maintain an office at the firm, was not an equity holder in the firm, and was not salaried by the firm.

Charters for each Board committee, as well as the Code of Conduct and Ethics, are available on the Company’s website at www.republicbank.com.  The information contained on Republic’s website is not incorporated by reference in, or considered to be a part of, this proxy statement.

The table below details current membership for each of the standing Board committees:

Audit Committee	Compensation Committee	Nominating Committee
Craig A. Greenberg	Craig A. Greenberg*	Craig A. Greenberg*
Michael T. Rust	Susan Stout Tamme	Susan Stout Tamme
R. Wayne Stratton, CPA*	Mark A. Vogt	Mark A. Vogt

*Denotes Committee Chairperson

The Audit Committee held eight (8) meetings during 2017. The Company’s Board of Directors has evaluated the credentials of and designated and appointed R. Wayne Stratton, CPA, as Chairman of the Audit Committee and as the “audit committee financial expert” as required by Section 407 of the Sarbanes-Oxley Act of 2002.

The Company’s Board of Directors adopted a written charter for the Audit Committee, which sets out the functions and responsibilities of the Audit Committee.  As described in the charter, the Audit Committee, among other things, is directly responsible for the selection, oversight and compensation of the Company’s independent registered public accounting firm.  It is also responsible for the oversight of the accounting and financial reporting processes of the Company, audits of the financial statements and pre-approval of any non-audit services of the independent registered public accounting firm. The Audit Committee is responsible for making recommendations to the Company’s Board of Directors with respect to: the review and scope of audit arrangements; the independent registered public accounting firm’s suggestions for strengthening internal accounting controls; matters of concern to the Audit Committee, the independent registered public accounting firm, or management relating to the Company’s consolidated financial statements or other results of the annual audit; the review of internal accounting procedures and controls with the Company’s financial and accounting staff; the review of the activities and recommendations of the Internal Auditor and compliance auditors; and the review of the consolidated financial statements and other financial information published by the Company. Auditors for the Company are required to report directly to the Audit Committee. The Audit Committee is required to pre-approve all audit and permitted non-audit services provided by the Company’s independent registered public accounting firm.

The Audit Committee has recommended, and the Board of Directors has approved and adopted, a Code of Conduct and Ethics Policy that applies to all directors, officers and employees of the Company and the Bank, including the principal executive and financial officers, the controller and the principal accounting officer. The Company intends to post amendments to, or waivers from, its Code of Conduct and Ethics Policy, if any, that apply to the principal executive and financial officers, the controller or the principal accounting officer on its website.  There were no amendments or waivers approved, granted or posted in 2017.

The Compensation Committee held two (2) meetings during 2017. The Compensation Committee makes recommendations to the Company’s Board of Directors as to the amount and form of NEO compensation and option awards, if any. The Compensation Committee also reviews and approves the Company’s and the Bank’s Management Succession Plan on an annual basis. The Compensation Committee, in addition to other Bank committees, reviews the Company’s incentive plans in accordance with the recommendations of the Consumer Financial Protection Bureau’s Guidance issued on November 28, 2016, Bulletin 2016-03.  Neither the Compensation Committee, the Board, the Company, nor its management utilized the services of an independent compensation consultant in 2017, nor do any of them have any current arrangements with any compensation advisors or consultants. The CHAIR/CEO makes recommendations to the Compensation Committee with respect to all NEO compensation, including his own compensation.

The Nominating Committee held one (1) meeting in 2017. In 2018, the Nominating Committee and the Company’s Board of Directors approved the director nominees to be considered for election at the Annual Meeting.  All director nominees for 2018 served as Company directors during 2017. No candidates for director nominees for the 2018 Annual Meeting election of directors were submitted to the Nominating Committee or the Company’s Board of Directors for consideration by any non-management shareholder.

The Nominating Committee will consider candidates for director nominees at the 2019 Annual Meeting properly put forth by shareholders. In accordance with Republic’s bylaws, shareholders should submit such nominations, if any, to the Company’s Secretary, at 601 West Market Street, Louisville, Kentucky 40202, along with the information required in the bylaws, no later than January 19, 2019.  The Nominating Committee will consider candidates who have a strong record of community leadership in the Company’s and the Bank’s market.  Candidates should possess a strong record of achievement in both business and civic endeavors, possess strong ethics and display leadership qualities including the ability to analyze and interpret banking financial statements and regulatory requirements, the competence to evaluate endeavors of an entrepreneurial nature and be able to attract new Company banking relationships.  Board diversity as a whole is also considered, although the Company does not have a formal diversity policy.  Recommendations of the “Trager Family Members” (generally defined to include Steven E. Trager and Jean S. Trager and their descendants, and companies, partnerships or trusts in which they are majority owners or beneficiaries), as well as prior service and performance as a director, will also be strongly considered.  The Company does not pay a third-party fee to assist in identifying and evaluating director nominees, but the Company does not preclude the potential for utilizing such services, if needed, as may be determined at the discretion of the Nominating Committee.  No candidate that was recommended by a beneficial owner of more than five percent (5%) of the Company’s voting Common Stock was rejected.  The “Trager Family Members” recommended all director nominees submitted to the Nominating Committee and the Company’s Board of Directors.  No other shareholders submitted a recommendation for a director nominee for 2018.

All but one of the Company directors attended the 2017 Annual Meeting.  All Company directors who are also the director nominees are requested to attend and are expected to attend the 2018 Annual Meeting.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee, which is comprised of three independent Republic Bancorp, Inc. (“Company”) directors, is responsible for approving the compensation of the Company’s Named Executive Officers (“NEOs”) and NEO compensation policies. The Compensation Committee also recommends the appointment of the Company’s and Republic Bank & Trust Company’s (“Bank”) other Executive Officers (“EOs”).  The Compensation Committee’s determinations are routinely subsequently approved by the Company’s and the Bank’s Board of Directors without change. The Company does not separately compensate its NEOs, all of whom are EOs of the Company’s sole banking subsidiary, the Bank, and are compensated directly by the Bank for their services. Following is a list of the Company’s NEOs along with other pertinent information:

Named Executive Officer	Age	Company Office	Bank Office	Immediate Supervising Executive	Area of Management	Proposer of Compensation Package (1)
Steven E. Trager (CHAIR/CEO)	57	Chairman and Chief Executive Officer	Chairman and Chief Executive Officer	NA	Company and Bank	CHAIR/CEO
A. Scott Trager (PRES)	65	President and Vice Chairman	Vice Chairman	Chief Executive Officer	Company and Bank	CHAIR/CEO
William R. Nelson (PRES/RPG)	54	NA	President of Republic Processing Group	Chief Executive Officer	Republic Processing Group	CHAIR/CEO
Kevin D. Sipes (CFO)	46	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer	Chief Executive Officer	Company and Bank	CHAIR/CEO
Juan M. Montano (EVP/CMBO)	48	NA	Executive Vice President and Chief Mortgage Banking Officer	Chief Financial Officer	Core Bank, Warehouse Lending Segment and Mortgage Banking Operations	CFO

NA–Not Applicable

(1)	All NEO compensation packages are subject to the discretion of the CHAIR/CEO of the Company and approval of the Compensation Committee.

In deciding to generally continue with the Company’s existing executive compensation practices, the Compensation Committee has considered that holders of approximately 99% of the votes cast on an advisory basis at the Company’s 2017 Annual Meeting of Shareholders approved the compensation of the Company’s NEOs.

Objectives of the Company’s Compensation Program.  The purpose of the Company’s Compensation Program is to establish and maintain suitable financial compensation and financial rewards for job performance that principally focus on the degree to which the Company’s profit objectives, as outlined in the Company’s budget, have been met or substantially met.  Other goals are assigned and attributed to certain NEOs in the primary areas of loan and deposit growth, risk management, regulatory control, loan loss control, customer service, product development and operations.

Gross operating profit (“GOP”) for the Company and the Bank remains the central and most important metric in evaluating and determining most NEO compensation.  GOP is defined as “income before income taxes” in accordance with generally accepted accounting principles (“GAAP”) adjusted for any extraordinary income or other non-recurring items as determined by the CHAIR/CEO.  “Total Company GOP” as used herein includes the GOP of the Republic Processing Group (“RPG”) business operations, while “Core Bank GOP” is the Company’s GOP excluding the RPG business operations.  As described below, two NEOs are evaluated based on the GOP of their individual operating units.  Base salary and bonus compensation awards are discussed in more detail below. With respect to the NEOs, the Compensation Committee approves goals other than profit objectives in order to provide incentives for the NEOs to perform in the best interests of the Company and its shareholders and also to provide additional metrics against which the NEOs’ total performance and contributions can be evaluated.

The Company’s Incentive Compensation Program, described below, is flexible in design and takes into account factors beyond the control of any NEO in determining the amount of compensation to be paid to a particular NEO in any given year. If the applicable GOP or non-GOP related goals are not fully achieved, then a percentage of a potential incentive payout may be awarded based on intervening factors, such as economic factors, regulatory changes impacting profit objectives, or management decisions that may impact current profitability, normally made in return for the potential for greater long-term profitability.  Management decisions may include such things as technology upgrades, by way of example, or other similar management actions that were not evident at the time the Company’s budget was approved by the Board of Directors.

Compensation Elements.  The Company’s Compensation Program has three (3) principal components: Base Salary, the Incentive Compensation Program or Incentive Bonus Program, and the Stock Incentive Program. Base Salary compensation and the Company’s Incentive Bonus Program are annual programs. The Stock Incentive Program is not typically an annual program, but stock incentives may be awarded at any time during the year to some or all of the Company’s NEOs, subject to the recommendation of the CHAIR/CEO and the approval by the Compensation Committee and the Board of Directors.

In addition to the three components listed above, some NEOs, based on their respective participation, may be included in the Company’s Acquisition Bonus Program. The Company’s Acquisition Bonus Program provides for a bonus payout for the achievement of profit objectives based solely on the profitability of the Company’s acquisitions, as may be applicable.  There were no awards under the Company’s Acquisition Bonus Program during 2017.

NEOs also participate in Company-wide employee benefit plans and typically are rewarded, as part of their base compensation, additional selected customary business-related perquisites such as, by way of examples, car allowances and country club memberships.

Purpose of the Company’s Compensation Elements.  The primary purpose of the Base Salary component of the Company’s Compensation Program is to provide base compensation for ordinary living expenses.  The Company wants to provide its NEOs with a base salary that supports a reasonable lifestyle that is comparable to their high and visible standing in the community, one that supports the demands from the community given that standing and their community visibility and one that also provides reasonable compensation for the performance of their duties and responsibilities directly associated with their NEO status.  As long as the Company’s financial performance is deemed acceptable in the view of the CHAIR/CEO, regardless of whether or not the Company’s GOP goals are met, annual increases to Base Salary are typically, but not always, granted in response to generally recognized cost of living factors and as a reward for acceptable performance. While the Compensation Committee considers cost of living adjustments when evaluating Base Salary, such adjustments are not automatic, but are also dependent on satisfactory earnings and other performance factors.  The Compensation Committee does not apply any particular formula or measurement in making these determinations.  The Compensation Committee used its collective judgment and considered the recommendations of the CHAIR/CEO in determining base compensation levels for 2017 and 2018. Going forward, the Compensation Committee will continue to make its determinations by using its collective judgment and by giving strong consideration to the recommendations of the CHAIR/CEO.  It will continue not to apply any particular formula or measurement regarding Base Salary, but the degree to which the Company’s GOP budget goals were attained remains a primary consideration in all compensation decisions.

Bonus incentive goals, in terms of both incentive to be paid and GOP profit goals, are set at the beginning of the Company’s fiscal year (except for the PRES/RPG whose goals are set at mid-fiscal year) by the Compensation Committee and are used to provide the NEOs and EOs with incentives to improve both short-term and long-term Company performance.  Stock compensation awards are also granted from time to time to provide the NEOs and EOs with incentives to maximize the Company’s GOP, as well as to provide retention incentives.  Acquisition bonus awards are granted to incentivize NEOs, EOs and other Company associates to maximize Company earnings and to implement target integration components relating to acquisitions, such as timely and accurate system conversions, in order to maximize operational efficiencies associated with acquisitions.

Establishment of Compensation Levels.  The Company’s compensation elements are designed to be generally competitive with similar employment opportunities or positions in similarly sized companies in the metropolitan Louisville, Kentucky area. The Compensation Committee, however, does not rely on benchmarking to determine its compensation elements; rather, the Compensation Committee gives strong consideration and has not historically deviated from the recommendations of the CHAIR/CEO, whose recommendations are based upon his individual judgment.  The Compensation Committee annually reviews various peer data to determine if compensation levels are within reasonable ranges as compared to those benchmarks. In 2017 there were no compensation adjustments based on the various peer data reviewed. The Compensation Committee has not previously engaged a third-party executive compensation consultant and has no immediate plans to do so in the future.

The CHAIR/CEO makes specific executive compensation recommendations to the Compensation Committee on all NEO compensation elements, including his own. The CHAIR/CEO will recommend his own compensation, which, if reasonable in the subjective judgment of the Compensation Committee, is normally and historically accepted and approved by the Compensation Committee and ultimately the Board of Directors without modification.  The Compensation Committee or the CHAIR/CEO is authorized to make adjustments in the terms and conditions of, and the criteria included in, the Incentive Compensation Program in recognition of unusual or non-recurring events, including acquisitions and dispositions of businesses and assets affecting the Company, or the financial statements of the Company, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Compensation Committee’s or CHAIR/CEO’s assessment of the business strategy of the Company, economic and business conditions, personal performance of a particular NEO and any other circumstances deemed relevant.

As previously stated, the compensation of the NEOs is principally recommended by the CHAIR/CEO with consideration of the recommendations of the NEO’s immediate supervising executive.  These recommendations, if reasonable in the subjective judgment of the Compensation Committee, are also normally and typically accepted and approved by the Compensation Committee and ultimately the Board of Directors without modification.  All NEO base salary and incentive compensation is approved by the Board of Directors upon recommendation by the Compensation Committee.

The Company’s Incentive Compensation Program.  The Incentive Compensation Program is designed to reward those individuals who contribute through their own performance and their influence on others to achieve and exceed the Company’s financial goals, and to a lesser extent, other goals that target performance in areas required to run a successful banking operation. The incentive bonus compensation potential for the CHAIR/CEO and the CFO is tied to the Total Company GOP.  The incentive bonus compensation potential of the PRES is tied to the Core Bank GOP.  The Total Company GOP and Core Bank GOP objectives at the “Entry Level” for 2017 were $78.1 million and $53.5 million, respectively.  The Total Company GOP and Core Bank GOP objectives at the “Maximum Level” were $84.1 million and $57.7 million, respectively.  The RPG business operation’s GOP budgeted “Entry Level” objective for the 2017 measurement period was $24.5 million, with the “Maximum Level” set at $29.5 million.  Unlike other NEOs, whose goals are based on the Company’s fiscal year of January 1 through December 31, the PRES/RPG has goals based on RPG’s seasonally based measurement period from July 1 of a given year through June 30 of the following year.  The EVP/CMBO has multiple goals, including goals related to Core Bank GOP, Mortgage Banking Revenue and Warehouse Lending GOP.

NEO incentive compensation is tied principally, but not exclusively, to the degree actual Total Company GOP compares to the Entry Level and Maximum Level budget goals approved by the Board of Directors.  The first level of financial performance, the “Entry Level” budget goal, typically results in a bonus award equal to 70% of the Maximum bonus potential award associated with it, as was the case in 2017.  The higher “Maximum Level” budget goal, which, if achieved, usually results in the full NEO bonus potential being awarded.  Bonus potentials for all NEOs are recommended by the CHAIR/CEO, including his own, and are subsequently routinely approved by the Compensation Committee and the Board of Directors.  No incentive compensation adjustments were made to the Incentive Compensation Program in 2017 other than for the EVP/CMBO. See “Awards Under the Company’s Bonus Incentive Compensation Program” below.

The amount of incentive compensation or bonus actually awarded to the NEOs is determined by the Compensation Committee and the Board of Directors.  The “Entry Level” and “Maximum Level” budget goals are designed to be a challenge to meet, particularly for the “Maximum Level” performance tier, but the budget goals and the tiers associated with those goals are not set so as to be impractical or impossible to achieve.  For 2017, the NEO budget goals were designed to provide an incentive for the NEOs to achieve performance which meets or exceeds operating budgeted financial expectations.  The Company’s budgeted goals should not be relied upon by any investor or shareholder as an indication of management’s prediction of its future financial performance.

In its discretion, the Company may modify its budget goals and the Compensation Committee may elect to exclude any extraordinary income or other non-recurring items from its determination as to whether or not the budget goals were, in fact, met or substantially met.  A percentage of the total bonus potential may be awarded to the NEOs even if the “Entry Level” budget goals for incentive compensation purposes are not fully achieved.

By written agreement with each NEO, the incentive compensation potential is subject to amendment, either upward or downward, at the discretion of the CHAIR/CEO, subject to the approval of the Compensation Committee and ultimately the Board of Directors.  With respect to the incentive compensation paid for 2017 performance, the Compensation Committee deferred to the recommendations of the CHAIR/CEO regarding non-recurring items.  There are potentially occasions when, based on the CHAIR/CEOs discretion and recommendation, NEOs may be awarded incentive compensation based on factors such as competitive information about the salaries or bonuses paid for similar positions at other local companies or awarded based on achievements other than profit.  No such incentive bonuses were awarded in 2017 other than to the EVP/CMBO.  See “Awards Under the Company’s Bonus Incentive Compensation Program” below.

The Compensation Committee, on the recommendation of the CHAIR/CEO, sets individual incentive bonus potentials at the end of each fiscal year to be applied to the next fiscal year, except for the PRES/RPG, whose bonus potential is typically determined in the third quarter of each calendar year.

Participants in the Company’s Incentive Compensation Program described above agree that during their employment or service with Republic and for a period of two years following the date of their termination of employment of service for whatever reason, they will not (i) solicit or divert or attempt to divert from Republic or its affiliates, any customer’s business enjoyed by or specifically targeted by Republic or its affiliates at any time during their employment or service with Republic; and (ii) directly or indirectly, solicit to employ or engage, offer employment or engagement to, hire, employ or engage any employees or independent contractors of Republic or any of its affiliates.

The Compensation Committee also considered and determined that the Company’s Incentive Compensation Program for all employees follows reasonable best practices as outlined in the Consumer Financial Protection Bureau Guidance, Bulletin 2016-03, regarding Incentive Compensation.  Managers responsible for ensuring that risks are addressed in the bonus plans themselves were provided with information from the guidance.  As part of the approval process for incentive compensation plans, managers must:

a.	document monitoring of compliance with the plan. If there is no monitoring plan, the incentive or bonus plan will not be approved by the Human Resources (“HR”) Staffing Committee;

b.	include definitions of terms such as “account” and “activity,” at a minimum, when those terms are used for incentive purposes; and,

c.	obtain review and approval of plans by the HR Staffing Committee. The HR Staffing Committee documents review and approval of plans.

The HR Staffing Committee reviews the Bank’s applicable regulatory policy statements to ensure that the bonus agreements are not in conflict with the policies.  This is the responsibility of the managers who are responsible for the policies and related products.  The Bank’s Legal Department reviews the Bank’s Mission Statement to ensure that the bonus agreements are not in conflict with the Mission Statement and are congruent with the Bank’s Strategic Plan. This is included in the Human Resources report to the Compensation Committee along with Internal Audit reports reviewed and received by the Audit Committee relative to the Company’s Incentive Compensation plans.

Awards Under the Company’s Base Salary Compensation Program.  Upon the recommendation of the CHAIR/CEO, the Compensation Committee approved the salaries for the NEOs for 2017 along with their respective percentage increases over the prior year as shown in the table below.  All NEO Base Salary increases for 2017, except the PRES/RPG, were effective December 22, 2016.  The increase for the PRES/RPG was effective July 3, 2017.

NEO	2017 Salary	Approximate % Increase Over Prior Year
CHAIR/CEO	$376,502	1.3%
PRES	$372,000	1.3%
PRES/RPG	$300,148	4.7%
CFO	$326,730	4.0%
EVP/CMBO	$300,000	5.0%

Upon the recommendation of the CHAIR/CEO, the Compensation Committee approved the salaries for the NEOs for 2018, along with their respective percentage increases over the prior year as shown in the table below.  All NEOs, except the PRES/RPG, who is on a different review schedule, received a Base Salary increase based on 2017 performance and other competitive factors.  All Base Salary increases, except the PRES/RPG, were effective January 15, 2018.  The annualized Base Salary for the PRES/RPG remains unchanged at $300,148 as of January 1, 2018, but the PRES/RPG will be evaluated in mid-year 2018, primarily based on the performance of the RPG business operations during the first quarter of 2018.

NEO	2018 Salary	Approximate % Increase Over Prior Year
CHAIR/CEO	$382,500	1.6%
PRES	$372,000	0.0%
PRES/RPG	$300,148	N/A
CFO	$333,700	2.1%
EVP/CMBO	$309,000	3.0%

Awards Under the Company’s Bonus Incentive Compensation Program.  The maximum bonus incentive potential of the NEOs for 2017 is listed in the table below under the heading Incentive Payout Potential.  Actual GOP results for 2017 for the Total Company, Core Bank and RPG were $78.4 million, $56.5 million and $21.5 million, respectively.  Total Company GOP and Core Bank GOP are for the twelve months ended December 31, 2017, while the GOP for the RPG business operations is for the twelve months ended June 30, 2017.  Awards for the NEOs and related factors are outlined in the table below:

Named Executive Officer	Performance Criteria	Entry Level Goal	Maximum Level Goal	Incentive Payout Potential (2)	Percent of Total Payout Potential Awarded	Incentive Payout Award
Steven E. Trager	Total Company GOP	Achieved	Not Achieved	$185,000	70%	$129,500
(CHAIR/CEO)
A. Scott Trager	Core Bank GOP	Achieved	Not Achieved	$175,000	80%	$140,000
(PRES)
William R. Nelson	RPG GOP	Achieved	Achieved	$200,000	100%	$200,000
(PRES/RPG)
Kevin D. Sipes	Total Company GOP	Achieved	Not Achieved	$125,000	70%	$87,500
(CFO)
Juan M. Montano	1. Core Bank GOP (1)	Achieved	Not Achieved	$22,000	80%	$17,600
(EVP/CMBO)	2. Warehouse Lending (1)	Achieved	Not Achieved	$66,000	67%	$44,000
	3. Mortgage/Internet Lending (1)	Not Achieved	Not Achieved	$44,000	0%	$—
	4. Additional Bonus (1)	N/A	N/A	N/A	N/A	$23,400

(1)

The EVP/CMBO had three different incentive compensation goals, with each goal comprising a portion of his overall maximum incentive compensation potential.  The first goal was achievement of Core Bank Entry and Maximum budget goals, with Entry and Maximum Level potential payouts of $15,400 and $22,000, respectively. The second goal was the Company’s Warehouse Lending segment’s achievement of certain GOP goals.  The third goal, relating to the Company’s Mortgage Lending division, was the achievement of budgeted mortgage banking revenue of $6.5 million at the Entry Level with a potential payout of $30,800 and of $8.0 million at the Maximum Level with a potential payout of $44,000.  The EVP/CMBO was awarded total non-equity incentive compensation of $61,600 for 2017, which constituted an increase over his potential stated incentive compensation achievement level; however, the level of incentive compensation awarded was below his Maximum potential incentive compensation award. The EVP/CMBO had multiple areas of responsibility including Mortgage Lending, Warehouse Lending and Correspondent Lending.  Two of the areas exceeded Entry Level budgeted expectations and contributed significantly to the Company’s overall GOP in 2017 and a significant mortgage origination system conversion was achieved in 2017.  As a result, the EVP/CMBO was awarded additional bonus compensation of $23,400 over his realized incentive compensation relative to his goal achievement.

(2)

Maximum bonus potentials for the NEOs remain unchanged for 2018 for the CHAIR/CEO, the PRES and the CFO.  The 2018 maximum bonus potential for the EVP/CMBO increased to $275,000 and the maximum bonus potential for the PRES/RPG increased to $240,000.  All NEOs except the PRES/RPG must remain an employee in good standing as of March 15, 2018 in order to receive any incentive compensation for 2017 performance.  The PRES/RPG must remain an employee in good standing as of August 3, 2018 to receive incentive compensation for the 2017/2018 evaluation period.

The Company’s Acquisition Bonus Plan.  In addition to the incentive potential described above, certain NEOs may qualify under the Company’s Acquisition Bonus Plan for an additional incentive bonus to be determined by the CHAIR/CEO and approved by the Company’s Compensation Committee relating to Company or Bank acquisitions.

The purpose of the Acquisition Bonus Plan is to reward the job performance of associates of the Company, including certain NEOs, who materially participate in the negotiation, consummation and transition of an acquisition or merger and contribute to the long-term profitability of the acquisitions, whether through an asset purchase, stock purchase, merger or other corporate transaction.  The Company may engage in a number of acquisitions from time to time, and each acquisition may have a specific bonus incentive program subject to the provisions of the Acquisition Bonus Plan.

The bonus incentive pool, with respect to each acquisition, will be in an amount not to exceed $2,000,000, the amount determined by the Company’s CHAIR/CEO within sixty (60) days of the closing of each acquisition and subject to the approval of the Compensation Committee.

The determination of the amount of Acquisition Bonus Plan awards that may be paid to any individual will be based on performance criteria as determined by the Compensation Committee and may include one or more of the following criteria: (a) successful branch consolidations and core system conversions; (b) a limitation of any losses resulting from operational errors to less than a discretionary dollar amount as determined by the CHAIR/CEO; (c) operating profit (gross or net); (d) earnings including operating income, net operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items, or book value per share (which may exclude non-recurring items) or net earnings; (e) pre-tax income, after-tax income, pre-tax profits or after-tax profits; (f) revenue, revenue growth or rate of revenue growth; (g) return on assets (gross or net), return on investment (including cash flow return on investment), return on capital (including return on total capital or return on invested capital), or return on equity; (h) return on sales or revenues; (i) operating expenses; (j) cash flow (before or after dividends), free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital or cash flow per share (before or after dividends); (k) implementation or completion of critical projects or processes; (l) operating margin or profit margin; (m) cost targets, reductions and savings, productivity and efficiencies; (n) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation and other legal matters, information technology, and goals relating to budget comparisons; (o) personal professional objectives, including any of the foregoing performance targets, the implementation of policies and plans, the negotiation of transactions, and the development of long-term business goals; (p) improvement in or attainment of expense levels or working capital levels; (q) operating portfolio metrics, or (r) any combination of, or a specified increase in, any of the foregoing.  Where applicable, the performance targets may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, all as determined by the Compensation Committee.  The performance targets may include a threshold level of performance below which no payment will be made, levels of performance at which specified payments will be made, and a maximum level of performance above which no additional payment will be made.  Each performance target shall be determined in accordance with GAAP, if applicable, and shall be subject to certification by the Compensation Committee provided that the Compensation Committee shall have the authority to adjust such targets in recognition of extraordinary items or other items that may not be infrequent or unusual but which may have inconsistent effects on performance.

The Acquisition Bonus Plan is administered by the Compensation Committee.  The Compensation Committee has delegated to the CHAIR/CEO of the Company the authority, subject to such terms as the Compensation Committee shall determine, to perform such functions, including administrative functions, except that the Compensation Committee may not delegate authority to an officer or employee to grant a bonus award or otherwise make determinations with respect to the officer or employee to whom the authority is delegated.

Unless otherwise specifically determined by the Compensation Committee or the CHAIR/CEO, an acquisition bonus incentive award is deemed earned and vested only with respect to a participant who remains employed at the Company and is in good standing at the time of the determination.  However, under certain special conditions, this requirement may be subject to waiver by the CHAIR/CEO.

There were no awards under the Acquisition Bonus Plan during 2017.

The Company’s Stock Incentive Plan.  The Company’s primary form of equity-based incentive compensation has historically been stock option and stock grant awards. This form of compensation was historically used by the Company due to previously favorable accounting and tax treatment. Stock option awards are also granted by the Company’s competitors and the Compensation Committee believes stock option awards have been an expectation of business executives in Republic’s marketplace.  Despite the ramifications from the adoption of the Financial Accounting Standards Board (“FASB”) ASC Topic 718, the Compensation Committee believes that stock option awards, as well as stock grants, constitute a favorable retention factor and enhance the Company’s ability to maintain the employment of its high performing executives. Additionally, Republic’s equity-based incentive agreements provide for a two (2) year prohibition, following the termination of employment of an equity-based incentive recipient, on the solicitation of any customer of the Company or the recruitment and hiring of any Company associate. The Company’s equity-based incentive agreement also has confidentiality requirements which act to protect the Company’s proprietary information. A violation of those provisions allows the Company to require a forfeiture of equity-based incentives or the profits derived from the sale of that stock if sold. All equity-based incentive agreements have a change in control provision providing for immediate vesting of any unexercised equity-based incentives.

Overall Company stock performance is not a component of evaluation for the purpose of NEO incentive compensation.  Republic’s stock is not actively traded and thus may be subject to market fluctuations beyond the reasonable control of management. Also, in the Compensation Committee’s view, the significant stock holdings of the CHAIR/CEO and his related interests provide material executive motivation to not only preserve but to grow shareholder value, particularly long-term shareholder value.  Therefore, stock awards have not been traditionally awarded to the CHAIR/CEO.

Ultimately, the Compensation Committee believes that reasonable and consistent earnings over time will translate into appropriate and favorable stock performance. The Compensation Committee’s policies are not designed to encourage Republic’s NEOs to manage the Company on a quarter to quarter time horizon or even over a one-year time period.  Investment in capital improvements, product development and new market expansion can act to reduce short-term profits while providing for a larger future, longer-term profit potential and/or provide for the long-term soundness and sustainability of the Company’s operations and, thus, its long-term profit potential.  All of these factors are taken into account by the Compensation Committee in its subjective annual evaluation process and deliberations.

Any equity stock incentives for NEOs are typically recommended to the Compensation Committee by the CHAIR/CEO. In choosing the date for the grant of equity stock incentives, the Compensation Committee gives no consideration to market events, as any relationship between the equity stock incentive date and the price of the Company’s stock on that date is strictly coincidental.

There were no awards under the Stock Incentive Plan during 2017.

Post-Employment Benefits.  As described under the heading “Post-Employment Compensation” elsewhere in this proxy statement, the Company has entered into Officer Compensation Continuation Agreements with each of the NEOs who served in that capacity during 2017, with the exception of the PRES/RPG and the EVP/CMBO.  As described herein, the Officer Compensation Continuation Agreements provide for the payment to an NEO terminated following a change in control equal to up to 24 months of the NEO’s base salary and benefits. The Company deems the agreements necessary for the maintenance of sound management and essential to protecting the best interests of the Company and its shareholders. The agreements are intended to encourage the NEOs to remain in the employment of the Company and to continue to perform their assigned duties without distraction in the face of potentially disruptive events that would normally surround a Company change in control.  Potential payments and benefits under these arrangements have no bearing on the Compensation Committee’s deliberations regarding all other compensation elements.  The Company has modified these agreements to conform them to changes in law under Section 409A of the Internal Revenue Code of 1986, as amended.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee:

Craig A. Greenberg, Chairman

Susan Stout Tamme

Mark A. Vogt

DIRECTOR COMPENSATION

From January 1, 2017 until the regularly scheduled March 15, 2017 board meeting, non-employee directors of the Company and the Bank received fees of $2,000 for each board meeting attended and fees ranging from $375 to $750, based on the particular committee, for each committee meeting attended. For committee meetings held after the March 15, 2017 board meeting, non-employee directors of the Company and the Bank received fees of $2,000 for each board meeting attended and fees ranging from $500 to $750, based on the particular committee, for each committee meeting attended.  The Committee chairperson was paid a fee of $1,000 to $1,500 per committee meeting attended. In addition, all Company and Bank non-employee directors were awarded 200 shares of Class A Common Stock each following the March 2017 regularly scheduled board meeting.

On occasion, brief, typically single-issue telephonic meetings are held for which there is no compensation.  Non-employee directors have the option of allocating their fees into a Director Deferred Compensation Plan.  Amounts deferred in the Director Deferred Compensation Plan are deemed to be invested in Class A Common Stock.  Cash dividend equivalents with respect to deferred amounts are accumulated and converted into stock equivalents on a quarterly basis.  Compensation paid or deferred to directors of Republic during 2017 for services as a director of Republic were as follows:

2017 DIRECTOR SUMMARY COMPENSATION TABLE

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
	Fees Earned or Paid in Cash (2)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Name (1)	($)	($)	($)	($)	($)	($)	($)
Craig A. Greenberg	17,100	6,820	—	—	—	—	23,920
Michael T. Rust	17,250	6,820	—	—	—	—	24,070
R. Wayne Stratton	24,875	6,820	—	—	—	—	31,695
Susan Stout Tamme	14,325	6,820	—	—	—	—	21,145
Mark A. Vogt	12,950	6,820	—	—	—	—	19,770

(1)

Steven E. Trager and A. Scott Trager, who served as directors in 2017, are not included in this table as they received no additional compensation for their services as directors.  The compensation received by these individuals is included in the "Summary Compensation Table."

(2)	Of these fees, the directors deferred the entire amount of their fees earned, except for R. Wayne Stratton who was paid $12,438 in cash with the balance being deferred.

CERTAIN INFORMATION AS TO MANAGEMENT

The following table contains information concerning the compensation received by Republic’s CHAIR/CEO, its CFO and its other three most highly compensated EOs for the fiscal year ended December 31, 2017:

2017 SUMMARY COMPENSATION TABLE

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal		Salary	Bonus	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation (2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Steven E. Trager,	2017	376,502	—	—	—	129,500	—	39,523	545,525
Chairman, CEO	2016	371,502	—	—	—	92,500	—	40,716	504,718
	2015	368,502	—	—	—	92,500	—	37,331	498,333

A. Scott Trager,	2017	372,000	—	—	—	140,000	—	38,101	550,101
Vice Chairman and President	2016	367,000	—	—	—	87,500	—	39,459	493,959
	2015	364,000	—	—	134,585	87,500	—	35,858	621,943

William R. Nelson,	2017	286,241	—	—	—	200,000	—	13,190	499,431
President of RPG	2016	285,041	—	—	—	175,000	—	14,614	474,655
	2015	277,887	—	—	134,585	52,500	—	11,302	476,274

Kevin D. Sipes,	2017	326,730	—	—	—	87,500	—	23,648	437,878
EVP, CFO	2016	314,150	—	—	—	62,500	—	25,072	401,722
	2015	305,000	—	—	134,585	62,500	—	21,760	523,845

Juan M. Montano	2017	300,000	23,400	—	—	61,600	—	13,190	398,190
EVP/CMBO	2016	285,000	—	—	—	85,000	—	14,614	384,614
	2015	250,000	—	62,975	260,535	80,000	—	11,302	664,812

(1)

Amounts shown represent the aggregate grant date fair values computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in determining these values, see Note 17 to our 2017 financial statements.

(2)

The amounts in column (g) reflect incentive compensation earned during the year and paid on the Company’s following March incentive payout date for achievement of Company and Bank goals, except for the PRES/RPG whose incentive compensation was paid in the year listed.

(3)	For 2017, the amounts in column (i) include the following:

	401(k) Matching Contributions	Life Insurance Policies	Club Memberships	Auto Allowance or Personal Use of Company Owned Vehicles	Total
Name	($)	($)	($)	($)	($)
Steven E. Trager	12,488	1,560	15,875	9,600	39,523
A. Scott Trager	12,488	1,560	14,453	9,600	38,101
William R. Nelson	12,488	702	—	—	13,190
Kevin D. Sipes	12,488	1,560	—	9,600	23,648
Juan M. Montano	12,488	702	—	—	13,190

2017 PAY RATIO DISCLOSURE

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Change in Pension
Value and
Non-Qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation (1)	Earnings	Compensation (2)	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Steven E. Trager,	2017	376,502	—	—	—	129,500	—	39,523	545,525
Chairman and CEO

Median Employee	2017	44,344	—	—	—	—	—	1,026	45,370

(1)	The amounts in column (g) reflect incentive compensation earned during the year and paid on the Company’s following March incentive payout date for achievement of Company and Bank goals.

(2)	The amounts in column (i) include the following:

				Auto Allowance or
				Personal Use of
	401(k) Matching	Life Insurance	Club	Company Owned
	Contributions	Policies	Memberships	Vehicles	Total
Name	($)	($)	($)	($)	($)

Steven E. Trager	12,488	1,560	15,875	9,600	39,523
Median Employee	887	139	—	—	1,026

In determining the median employee compensation, the Company calculated the total compensation (year to date as of December 22, 2017) for all active employees, removed the CHAIR/CEO, and then determined the median employee.  The CHAIR/CEO’s total annual compensation is approximately twelve (12) times larger than the median employee’s annual total compensation.

GRANTS OF PLAN BASED AWARDS DURING 2017

									All Other	All Other
									Stock	Option
									Awards:	Awards:
									Number of	Number of	Exercise or	Full Grant
									Shares of	Securities	Base Price	Date Fair
			Estimated Future Payouts Under Non-			Estimated Future Payouts Under Equity			Stock or	Underlying	of Option	Value of
Name	Grant Date	Grant Type	Equity Incentive Plan Awards			Incentive Plan Awards			Units	Options	Awards	Awards
			Threshold	Target	Maximum	Threshold	Target	Maximum
			($)	($)	($)	($)	($)	($)	(#)	(#)	($/sh)	($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Steven E. Trager	2/1/2017	Annual Incentive	(1)	129,500	185,000	—	—	—	—	—	—	—

A. Scott Trager	2/1/2017	Annual Incentive	(1)	122,500	175,000	—	—	—	—	—	—	—

William R. Nelson	7/1/2017	Annual Incentive	(1)	140,000	240,000	—	—	—	—	—	—	—

Kevin D. Sipes	2/1/2017	Annual Incentive	(1)	87,500	125,000	—	—	—	—	—	—	—

Juan M. Montano	2/1/2017	Annual Incentive	(1)	15,400	22,000	—	—	—	—	—	—	—

Juan M. Montano	2/1/2017	Annual Incentive	(1)	30,800	44,000	—	—	—	—	—	—	—

Juan M. Montano	2/1/2017	Annual Incentive	(1)	22,000	66,000	—	—	—	—	—	—	—

(1)

Represents target and maximum payout levels for awards granted under the NEO Incentive Compensation Program for 2017 performance, except for the 07/01/2017 award for William R. Nelson which is for the 2018 measurement period.  The potential payouts are performance-driven and therefore completely at-risk.  The performance goals and target payout under the Program for each NEO are described in the Compensation Discussion and Analysis.  The actual amount of incentive compensation earned by each NEO is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table for the year in which it was earned.  Additional information regarding the design of the NEO Incentive Compensation Program is included in the Compensation Discussion and Analysis.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2017

Option Awards						Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
									Equity
								Equity	Incentive Plan
						Number		Incentive Plan	Awards:
			Equity Incentive			of Shares		Awards:	Market or
	Number of		Plan Awards:			or Units	Market	Number of	Payout Value
	Securities	Number of	Number of			of Stock	Value of	Unearned	of Unearned
	Underlying	Securities	Securities			That	Shares or	Shares, Units	Shares, Units
	Unexercised	Underlying	Underlying	Option		Have	Units of	or Other	or Other
	Options	Unexercised	Unexercised	Exercise	Option	Not	Stock That	Rights That	Rights That
	(#)	Options (#)(1)	Unearned	Price	Expiration	Vested	Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable	Options (#)	($)	Date	(#)(2)	Vested ($)	Vested (#)	Vested ($)
Steven E. Trager	—	—	—	—	—	—	—	—	—

A. Scott Trager	—	2,750	—	24.47	04/24/2020	3,750	142,575	—	—
	—	2,750	—	24.47	04/24/2021

William R. Nelson	—	2,750	—	24.47	04/24/2020	1,500	57,030	—	—
	—	2,750	—	24.47	04/24/2021

Kevin D. Sipes	—	2,750	—	24.47	04/24/2020	3,750	142,575	—	—
	—	2,750	—	24.47	04/24/2021
Juan M. Montano	—	2,750	—	24.47	04/24/2020	2,500	95,050	—	—
	—	2,750	—	24.47	04/24/2021
	—	2,500	—	25.19	06/12/2020
	—	2,500	—	25.19	06/12/2021

(1)	The first exercisable date for each option listed by expiration date is as follows:

Expiration Date	Exercisable Date

04/24/2020	04/24/2019
04/24/2021	04/24/2020
06/12/2020	06/12/2019
06/12/2021	06/12/2020

(2)

Other than described in the following sentence, these are awards of restricted stock made on 11/14/2012 which vest on 11/14/2018.  Includes 2,500 restricted shares awarded to Juan M. Montano on 06/12/2015 which vest 50% on 06/12/2019 and 50% on 06/12/2020.

OPTION EXERCISES AND STOCK VESTED DURING 2017

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)

	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Steven E. Trager	—	—	—	—
A. Scott Trager	—	—	3,750	144,600
William R. Nelson	—	—	1,500	57,840
Kevin D. Sipes	—	—	3,750	144,600
Juan M. Montano	—	—	1,250	48,200

POST-EMPLOYMENT COMPENSATION

Republic entered into Officer Compensation Continuation Agreements with Steven E. Trager and A. Scott Trager, which became effective January 12, 1995.  Republic entered into an Officer Compensation Continuation Agreement with Kevin D. Sipes, which became effective June 15, 2001 (all collectively, “Agreements”). These Agreements provide for the payment of the NEO’s base salary for up to a period of two (2) years in the event of disability or if, following the announcement of a potential change in control, or after an actual change in control, the NEO terminates his employment for “Good Reason” or his employment is terminated other than pursuant to death or for “Cause,” as defined in the Agreements. “Good Reason” is defined to include a material diminution in duties or demotion, material change in benefit plans or fringe benefits, or a reduction in base salary.  In addition, benefits provided by the Bank are to continue for the salary continuation period, to the extent possible, or alternative benefits are to be secured. For purposes of these Agreements, a change in control includes the acquisition by a person of beneficial ownership of securities representing greater voting power than held by the “Trager Family Members” as a group or a reduction to less than 25% of the combined voting power of the stock held by the “Trager Family Members.”

Republic and the Bank approved separate Modification Agreements (collectively, “Modifications”) to the Agreements on February 15, 2006.  Each Modification conformed the Agreement to changes in law enacted under Section 409A of the Internal Revenue Code of 1986, as amended, and generally provided that payments under an Agreement to an executive who is a “key employee” may not commence earlier than six (6) months following the executive’s separation from service from Republic and the Bank. The initial payment to an executive will include any make up payments that would have been made to the executive but for the delay due to the executive’s status as a “key employee.” In other respects, the original Agreements continue in effect, without change. The Agreement with Kevin D. Sipes called for a lump sum payment at its present value, rather than continuation of periodic compensation payments.  The Modification for Kevin D. Sipes provided that his lump sum would not be paid earlier than six (6) months following his separation from service. All of the Agreements limit the total value of the consideration paid to three times the five-year average of the NEO’s prior taxable compensation, so as to avoid lost tax deductions or excise taxes under Internal Revenue Code Section 280G.

In 2008, each of these Agreements was amended and restated to incorporate prior changes and to conform to certain language and definitions, and clarify the timing of payment, to comply with Internal Revenue Code Section 409A final regulations.

The Agreements were renewed effective as of December 31, 2017 for a term to cover any change in control that occurs within three (3) years after that date. The Agreements are automatically extended for one (1) additional year at each December 31, to maintain a three (3) year coverage period, unless Republic gives notice to the NEO(s) that it elects not to extend the Agreement(s).

Detail of executive agreements which trigger post-employment payments, trigger events and estimated payment amount/values follow, including, in the case of NEOs who do not have change in control agreements, the potential spread in value that would be realized on as-yet unvested equity awards if a change in control had occurred on December 31, 2017:

Executive Name	Agreement Which Triggers Payments	Trigger Event	Estimated Payment Amount/Value (2)

Steven E. Trager	Officer Compensation Continuation Agreement (1)	Termination of Employment after potential or actual Change in Control	$862,708

A. Scott Trager	Officer Compensation Continuation Agreement (1) and equity grant agreements with accelerated vesting on Change in Control	Termination of Employment after potential or actual Change in Control Equity award vesting occurs at Change in Control	$830,692

William R. Nelson	Equity grant agreements with accelerated vesting on Change in Control	Change in Control	$131,555

Kevin D. Sipes	Officer Compensation Continuation Agreement (1) and equity grant agreements with accelerated vesting on Change in Control	Termination of Employment after potential or actual Change In Control Equity award vesting occurs at Change in Control	$948,514

Juan M. Montano	Equity grant agreements with accelerated vesting on Change in Control	Change in Control	$281,250

(1)	Each of these agreements is described in more detail in the section above.

(2)

The estimated values are determined based on the Agreements' terms, and assuming a trigger event for payment occurred on December 31, 2017.  In the case of the Officer Compensation Continuation Agreements, (i) the value of benefits continuing for up to 24 months was assumed to be equal to two times the Bank's cost of health, dental, life, long-term disability and 401(k) benefits for the NEO for the fiscal year ending 2017 and (ii) because vesting accelerates on stock options and restricted stock upon change in control, an amount equal to the closing price for the Company's stock as of the last trading date in 2017, less any exercise price due to be paid, times each NEO's total outstanding unvested awards.  While each such agreement includes a cap on the total amounts owed based on the parachute limits of Internal Revenue Code Section 280G, that cap is not expected to reduce the amounts payable for any of these NEOs.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report:

It is the responsibility of management to prepare the consolidated financial statements and the responsibility of Crowe Horwath LLP, Republic’s independent registered public accounting firm, to audit the consolidated financial statements for conformity with the United States Generally Accepted Accounting Standards.  The Audit Committee has adopted a written charter describing the functions and responsibilities of the Audit Committee.  The Audit Committee charter is available on the Company’s website at www.republicbank.com.

In connection with its review of Republic’s consolidated financial statements for 2017, the Audit Committee has:

•	Reviewed and discussed the audited consolidated financial statements with management;

•	Discussed with the independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380);

•

Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent registered public accounting firm, the independent registered public accounting firm’s independence; and,

•	Approved the audit and non-audit services of the independent registered public accounting firm for 2017.

The Audit Committee has also discussed with management and the independent registered public accounting firm, the quality and adequacy of Republic’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Audit Committee reviewed with the independent registered public accounting firm their audit plans, audit scope and identification of audit risks. The Audit Committee has procedures in place to receive and address complaints regarding accounting, internal control, or auditing and other Company issues.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included as presented in Republic’s Annual Report on Form 10-K for the year ended December 31, 2017.

Members of the Audit Committee:

R. Wayne Stratton, CPA, Chairman

Craig A. Greenberg

Michael T. Rust

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

With respect to transactions involving the Company and its directors, officers, and 5% shareholders, the Audit Committee’s charter provides that it will conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval by the Audit Committee is required for all such transactions (other than transactions governed by Regulation O of the Board of Governors of the Federal Reserve System, which have received the approval of the Board of Directors of the Company’s bank subsidiary).  In reviewing a related party transaction, the Audit Committee considers the material terms of the transaction, including whether the terms are generally available to an unaffiliated third party under similar circumstances.  In addition, the Board of Directors is informed of such related party transactions.

Leasing Arrangements.  Within the Louisville, Kentucky, metropolitan area, Republic leases space in buildings owned by a limited liability company whose managing member is Steven E. Trager, and limited liability companies whose sole managing member is Jaytee, a partnership in which Steven E. Trager is a general partner and is co-trustee with Jean S. Trager of a trust which is also a general partner.  See notes to the table under “Share Ownership.” The buildings include Republic Corporate Center, which serves as both the Company’s main office and administrative headquarters in Louisville, Kentucky, and is owned and leased by MAKBE, LLC, a limited liability company beneficially owned by the grandchildren of Bernard M. Trager and managed by Steven E. Trager. During 2017, additional leasing relations included Republic Bank & Trust Company’s Hurstbourne Parkway banking center which is owned and leased to Republic Bank & Trust Company by Jaytee – Hurstbourne, LLC, the Bardstown Road banking center which is owned and leased to Republic Bank & Trust Company by Jaytee – Bardstown, LLC and the Springhurst banking center which is owned and leased to Republic Bank & Trust Company by Jaytee – Springhurst, LLC.  In addition, space at the Republic Plaza location is owned and leased to Republic Bank & Trust Company by Jaytee Properties II SPE, LLC, of which Steven E. Trager is manager.  Under certain of these lease arrangements, the Bank was responsible for the fit-up and certain build out costs associated with the leased premises at those facilities. Altogether, these affiliates currently lease 209,817 square feet to Republic Bank & Trust Company and Republic Bank & Trust Company pays $352,248 per month in rent, with lease terms expiring between 2020 and 2028. The aggregate annual amount paid under these affiliate leasing arrangements in 2017 was $4,007,861.  In accordance with the Audit Committee charter, each of the above leasing transactions was approved by the Board of Directors and the Audit

Committee and all were determined by the Board of Directors and the Audit Committee to be on terms comparable to those that could have been obtained from unaffiliated parties.

Right of First Offer Agreement.  On September 19, 2007, Republic entered into a Right of First Offer Agreement (the “Agreement”) with Teebank Family Limited Partnership (“Teebank”), and Bernard M. Trager and Jean S. Trager (collectively, the “Tragers”).

The Agreement does not restrict Teebank’s sale of shares of Republic common stock up until the trigger date (the “Trigger Date”) of the second to die of the Tragers.  If Teebank desires to sell to a third party up to 1,000,000 shares of Class A Common Stock in the nine (9) months following the Trigger Date, Teebank must first offer the shares to Republic.  Republic then has twenty (20) business days after the notice of a proposed sale to exercise the option, subject to satisfaction of any required regulatory notice requirements and receipt of all required regulatory approvals within sixty (60) days of the option exercise.  The option exercise price is the Fair Market Value, as defined in the Agreement, of the shares on the closing date.  Teebank is not required to consummate the transaction if the Fair Market Value on the closing date is less than 95% of the Fair Market Value on the date Teebank first gave notice of the proposed sale.  Republic can exercise the option only if a majority of Republic’s independent directors determine at the time of exercise that the exercise is in Republic’s best interests.

The Agreement terminates on the first to occur of the following: (i) a Change in Control, as defined in the Agreement, of Republic, (ii) Republic’s duty to file reports required under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 is suspended, or (iii) fourteen (14) months following the Trigger Date.  In addition, Teebank may terminate the Agreement following a material change in the anticipated impact of the estate tax laws and regulations upon the Tragers or their estates.

Relationships with Directors.  There are no additional relationships with Republic directors not described in this section or the subsection of this proxy statement titled “Committees of the Company’s Board.”

Indebtedness of Directors, Executive Officers and Principal Shareholders.  There is no absolute prohibition on personal loans to directors or executive officers of insured depository institutions. However, Federal banking laws require that all loans or extensions of credit by the Bank to the Company’s or the Bank’s executive officers and directors be made on substantially the same terms, including interest rate and collateral requirements, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. These loans must be of a type generally made available to the Company’s employees or the public at large.  In addition, loans made to executive officers, Company directors and Bank directors must be approved in advance by a majority of the disinterested members of the Board of Directors.

During 2017, directors and executive officers of Republic and other persons or entities with which they are affiliated or with whom they are members of the same immediate family were customers of and had in the ordinary course of business banking transactions with Republic. All loans included in such transactions were made in the ordinary course of business, were generally available to the public, were made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loan transactions with other persons not related to the lender, which loans did not involve more than the normal risk of collectability or present other unfavorable features as per Regulation S-K Item 404(a) Instruction 4(c). As of December 31, 2017, directors, executive officers and principal shareholders of Republic had loans outstanding of $28.1 million.

Split Dollar Insurance Agreement. By an agreement dated December 14, 1989, as amended August 8, 1994, the Bank entered into a split-dollar insurance agreement with a trust established by the Company’s deceased former Chairman, Bernard M. Trager, which agreement the trust assigned to MAKBE, LLC in 2016.  Pursuant to the agreement, from 1989 through 2002 the Bank paid $690,000 in total annual premiums on insurance policies held in the trust. The policies are joint-life policies payable upon the death of Ms. Jean S. Trager, as the survivor of her husband Bernard M. Trager. The cash surrender value of the policies was approximately $2 million as of December 31, 2017.

Pursuant to the terms of the trust, the Bank paid the premiums for the policies held in the trust.  In connection with the assignment of, among other assets of the trust, the indebtedness of the trust to MAKBE, LLC, the beneficiaries of the trust will each receive the proceeds of the policies after the repayment of the $690,000 of indebtedness to the Bank. The aggregate amount of such unreimbursed premiums constitutes indebtedness from MAKBE, LLC to the Bank and is secured by a collateral assignment of the policies. As of December 31, 2017, the net death benefit under the policies was approximately $3 million. Upon the termination of the agreement, whether by the death of Ms. Trager or earlier cancellation, the Bank is entitled to be repaid by MAKBE, LLC the amount of indebtedness outstanding at that time.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Republic’s officers, directors and greater than 10% beneficial owners to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers and directors are required to furnish Republic with copies of all Section 16(a) forms filed. Based solely upon review of copies of such forms received, or written representations that there were no unreported holdings or transactions, Republic believes that, for the most recent fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with on a timely basis.

SOLICITATION OF PROXIES

The cost of solicitation of proxies hereby will be borne by Republic. Some of Republic’s directors and officers who will receive no additional compensation may solicit proxies in person and by telephone, electronic media, facsimile, and mail from brokerage houses and other institutions, nominees, fiduciaries and custodians, who will be requested to forward the proxy materials to beneficial owners of the Class A Common Stock and Class B Common Stock. Republic will, upon request, reimburse such intermediaries for their reasonable expenses in forwarding proxy materials but will not pay fees, commissions, or other compensation.

PROPOSAL TWO: APPROVAL OF THE AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR AND KEY EMPLOYEE DEFERRED COMPENSATION PLAN

The Republic Bancorp, Inc. Non-Employee Director and Key Employee Deferred Compensation Plan (the “Deferred Compensation Plan”) was adopted by the Board of Directors on November 18, 2004 and became effective on April 14, 2005. The Deferred Compensation Plan was last amended and restated March 19, 2008.

On January 24, 2018, the Board of Directors approved an amendment and restatement of the Deferred Compensation Plan to (i) allow director participants to elect to defer payment (and income taxation) of stock grants received from the Company or the Company to make non-elective stock contributions to the Plan on behalf of Directors, (ii) add a fixed, initial deferral period for key employee participant salary deferrals and limit those deferrals to base compensation, and (iii) add a Company matching program for key employee participants whereby the Company will contribute to each key employee participant’s deferred compensation account a matching contribution equal to up to 100% of the amount of compensation deferred by such participant under the Deferred Compensation Plan, subject to an annual dollar cap that the Company will establish each year.

You are being asked to approve the amended and restated Deferred Compensation Plan. If shareholders approve the amended and restated Deferred Compensation Plan, it will become effective as of the date of such shareholder approval.  The Deferred Compensation Plan is subject to approval in a shareholder vote at the Annual Meeting in which the votes cast in favor of the approval of the Deferred Compensation Plan exceed the votes cast against approval.

The Deferred Compensation Plan provides non-employee directors and key employees the ability to defer payment (and income taxation) of director fees and base salary and have those deferred amounts then paid later in Company stock based on the shares that could have been acquired as the deferrals were made. A copy of the amended and restated Deferred Compensation Plan is attached as Annex A.

The following summary of the material provisions of the Deferred Compensation Plan, as proposed to be amended, does not purport to be complete and is qualified in its entirety by reference to the Deferred Compensation Plan.  For purposes of this summary, any reference to the Company includes the Company and its subsidiaries.

Administration

The Board of Directors of the Company has the exclusive discretionary authority to determine the amount of benefits under the Deferred Compensation Plan and will make factual determinations and construe the terms of the Deferred Compensation Plan. In the case of the administration of the Deferred Compensation Plan with respect to key employee participants only, the authority of the Board of Directors described may be exercised by the Compensation Committee of the Board of Directors (the “Compensation Committee”). All determinations and decisions made by the Board of Directors of the Company and the Compensation Committee are final and binding upon the Company and all participants.

Eligibility

The non-employee current members of the Board of Directors of the Company and its subsidiaries, including emeritus members of the Board, are eligible to participate in the Deferred Compensation Plan; as of the Record Date, the number of such persons was 13. In addition, the Compensation Committee may designate key employees as eligible to participate in the Deferred Compensation Plan; the Compensation Committee has not yet designated any such key employees.  As of the Record Date, the approximate number of persons eligible to be designated was fewer than 30.

Deferral of Compensation

A director participant may elect to defer up to 100% of the director’s annual board and committee meeting fees by submitting written notice of such election to the Company at least 10 days before the beginning of the calendar year to which the election will apply. In addition, director participants will be permitted to separately elect to defer stock grants, if any are made to such director, in 2019 and later tax years following the same election process as when deferring director fees. Each director participant must specify an initial deferral period for each of their deferred director fees and stock grants, ranging from two to five years, and has the ability to extend the deferral in additional five-year increments. Each director participant will at all times have a nonforfeitable interest in his or her deferred compensation account.

The Company may also determine to automatically credit stock grants to the deferred compensation account of director participants to whom an award is made, as a non-elective credit. The Company will designate the initial deferral period for those credits at the time the award is made, but the director participant has the ability to extend the deferral in additional five-year increments.

The Deferred Compensation Plan provides that, subject to limits established by the Compensation Committee, Key employee participants may elect to defer up to 50% of base salary by submitting written notice of such election to the Company at least 10 days before the beginning of the calendar year to which the election will apply, or, for newly-eligible key employees, within 30 days after they are made eligible. Key employee participant deferrals and related company match amounts will automatically be deferred for an initial period of five years from the beginning of the year in which the deferral is made, but the key employee participant has the ability to extend the deferral in additional five-year increments. Each key employee participant will at all times have a nonforfeitable interest in the portion of his or her deferred compensation account that is comprised of deferred base salary.

Company Match

The Company will credit to the deferred compensation account of each key employee participant an amount equal to 100% (or such lesser percentage as may be determined by the Compensation Committee) of the amount of compensation deferred by the participant under the Deferred Compensation Plan in the prior month, up to an annual dollar limit established by the Compensation Committee for each year. The Company match amount will be unvested and subject to forfeiture when made and will become vested on December 31st of the year that is five years from the beginning of the year that the Company match is made. If the key employee participant terminates employment with the Company for any reason other than death or total and permanent disability before the date when the Company match amount vests, the entire amount of the Company match will be forfeited. If the key employee participant dies or becomes totally and permanently disabled while employed, all Company match amounts will become fully vested. Further, all Company match amounts that have not yet been forfeited will become fully vested upon the happening of a change in control (as defined in the Deferred Compensation Plan).

Investment Account

The Company will maintain a bookkeeping account for each participant, and at the end of each fiscal quarter, credits in accounts will be converted to stock units equal to the amount of compensation deferred or match or other credit made in the quarter divided by the quarter-end fair market value of the Company’s Class A voting common stock (“Common Stock”). The fair market value of the Company’s Common Stock on a given date is the closing sale price of the Common Stock on such date as reported by the NASDAQ Stock Exchange. If no trades were reported on that date, the fair market value will be set as the closing price on the most recent trading day immediately preceding the date of determination as reported by the NASDAQ Stock Exchange. On February 28, 2018, the closing price of the Company’s Class A Common Stock as reported on the NASDAQ Stock Exchange was $37.25 per share.

Dividend Equivalents

Stock units standing to the credit of each participant’s account will be credited with an amount equal to the cash dividends that would have been paid on the number of stock units in the account if the stock units were deemed to be outstanding shares of stock. Any dividends so credited will be converted into additional stock units at the end of the fiscal quarter in which the dividends were paid. Dividends on share equivalents related to key employee participant matching contributions will be vested only if and when the related match is vested.

Payment of Deferral Account

Participants will be entitled to receive a distribution of the participant’s account upon the earliest to occur of (i) the end of the deferral period, (ii) the participant’s death or total and permanent disability, (iii) a change in control of the Company, or (iv), upon approval of the Compensation Committee, a de minimis payout of the participant’s entire account upon termination of service if the payment is not greater than the limit set forth under Section 402(g) of the Internal Revenue Code (now $18,500). All distributions will be paid in a single lump sum of shares of Company Common Stock equal to the number of stock units credited to the account with any amount in excess of whole shares paid in cash. Shares of Company Class A Common Stock already reserved under the Company’s then-effective Stock Incentive Plan, as previously approved by shareholders, will be used to satisfy any obligations to distribute stock under the Deferred Compensation Plan, but the stock, when issued under this Deferred Compensation Plan, will not bear the restrictions on transfer which may be set forth in the Stock Incentive Plan. In no event will the accounts, plus the stock awarded under the Stock Incentive Plan as previously approved by shareholders in 2015, exceed 3,000,000 shares of Class A Common Stock, without shareholder approval.  No additional shares of Company Common Stock will be reserved for issuance as a result of the approval of the Deferred Compensation Plan.

Tax Treatment of Deferrals

Participant deferrals to the Deferred Compensation Plan are not subject to federal income tax when deferred, but will be taxable at distribution. However, for key employee participants, any deferrals are included in the participant’s income for purposes of FICA and other employment taxes at the time of deferral. The Deferred Compensation Plan is designed and will be administered in accordance with the requirements of Section 409A of the Internal Revenue Code to accomplish this desired tax result.

Non-assignability

Participants may not assign, transfer or pledge any portion of their accounts and any attempt to do so shall not be recognized.

Amendment and Termination

The Board of Directors of the Company may amend in any way or terminate, in whole or in part, at any time and from time to time the Deferred Compensation Plan. However, no amendment or termination of the Deferred Compensation Plan may reduce the number of stock units credited to accounts before the effective date of such amendment or termination, nor, except to the extent permitted under Internal Revenue Code Section 409A, pay benefits at an earlier date than otherwise scheduled.

Plan Benefits

The amount of benefits payable in the future under the Deferred Compensation Plan is not determinable because such benefits depend on the amount of deferrals by participants and the Company board and committee meetings attended. To date, 34,512 shares have been issued under the Deferred Compensation Plan in distributions and another 63,898 share equivalents are recorded as due to be distributed to director participants at a future date. No key employee participants have yet been made eligible to participate in the Deferred Compensation Plan.

The Board of Directors recommends that shareholders vote “FOR” the approval of the Amended and Restated Non-Employee Director and Key Employee Deferred Compensation Plan as disclosed in this Proxy Statement.

PROPOSAL THREE: APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

On January 24, 2018, the Board of Directors adopted the Republic Bancorp, Inc. Employee Stock Purchase Plan (the “ESPP”), subject to approval in a shareholder vote at the Annual Meeting in which the votes cast in favor of the approval of the ESPP exceed the votes cast against approval. You are being asked to approve the ESPP. If shareholders approve the ESPP, it will become effective as of the date of such shareholder approval.

The maximum aggregate number of shares of the Company’s Class A voting common stock (“Common Stock”) that may be purchased under the ESPP will be 250,000 shares, subject to adjustment as provided for in the ESPP. The share pool for the ESPP represents approximately 1.3% of the total number of shares of the Company’s Class A Common Stock outstanding as of the Record Date.

The purpose of the ESPP is to provide eligible employees of the Company an opportunity to use payroll deductions to purchase shares of Company’s Common Stock with an incentive based on the purchase price being at a discount from its market price, and thereby acquire an ownership interest in the Company. The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code.

Summary of Employee Stock Purchase Plan

The following summary of the material provisions of the ESPP does not purport to be complete and is qualified in its entirety by reference to the ESPP. For purposes of this summary, any reference to the Company includes the Company and its designated subsidiaries. For purposes of the ESPP, designated subsidiaries include any subsidiary (within the meaning of Section 424(f) of the Internal Revenue Code) of the Company that has been designated by the Committee as eligible to participate in the ESPP. A copy of the ESPP is attached as Annex B.

Eligibility and Participation

Generally, any person who (i) is employed by the Company as of the commencement of an offering period under the ESPP; (ii) has been continuously employed by the Company as of the commencement of an offering period under the ESPP for a period of at least two years (or such lesser amount of time as determined by the Committee); and (iii) is customarily employed for at least (A) 20 hours per week (or such lesser amount as determined by the Committee) and (B) more than five months in a calendar year (or such lesser period as determined by the Committee) is eligible to participate in the offering period.

The Committee may determine that employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Internal Revenue Code are not eligible to participate in an offering period.

No employee may participate in an offering period if, upon the employee’s purchase of the largest number of shares available to the employee for purchase during the offering period, the employee would own (or be deemed to own under certain attribution rules in the Internal Revenue Code) stock and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of the Company’s stock.

As of the Record Date, approximately 1,000 employees would be eligible to participate in the ESPP.

Administration

The Board of Directors or a committee appointed by the Board (the “Committee”) will administer the ESPP, and will have full and exclusive authority to interpret the terms of the ESPP, determine eligibility to participate, determine which Company subsidiaries are eligible to participate, amend and revoke rules for participation, suspend or terminate the ESPP, and exercise such powers and perform such actions as its deems necessary to carry out the intent of the ESPP, subject to the conditions of the ESPP. All determinations and decisions made by the Board of Directors or the Committee are final and binding upon the Company and all participants.

Authorized Shares and Adjustments

Subject to adjustment as provided in the ESPP, a total of up to 250,000 shares of Company’s Class A Common Stock may be made available for sale under the ESPP.

In the event of a stock dividend, split-up, share combination, recapitalization or other change in the Company’s capitalization, an appropriate and proportionate adjustment will be made in the number and kind of shares which may be delivered under the ESPP. Appropriate adjustments also may be made in the event of a merger, reorganization, consolidation, separation or liquidation of the Company.

Offering Periods

Pursuant to the terms of the ESPP, on the first trading day of an offering period, each eligible employee will be granted an option to purchase shares of the Company’s Class A Common Stock on the last day of such offering period. The Committee will determine the length of each offering period, provided that no offering period may exceed 27 months in length.

Contributions and Payroll Deductions

The ESPP permits each participant to purchase shares of the Company’s Class A Common Stock through payroll deductions of either a fixed dollar amount or percentage of their eligible compensation; provided, however, that a participant may not purchase more than a specific maximum number of shares or maximum amount of compensation, which limit will be determined the Committee before the commencement of the offering period. In no event may participants elect to purchase Common Stock with a fair market value in excess of $25,000 (determined as of the first day of the offering period) in a single calendar year. No interest will accrue on a participant’s contributions to purchase stock under the ESPP. During an offering period, a participant may withdraw by submitting written notice of withdrawal to the Company and may decrease (but not increase) their contributions.

Purchases

Unless a participant terminates employment or withdraws from the ESPP or an offering period before the last trading day of an offering period, the participant’s option will automatically be exercised on the last trading day of each offering period. The number of shares of the Company’s Class A Common Stock purchased will be determined by dividing the payroll contributions accumulated in the participant’s account by the applicable purchase price, subject to the maximum share limit discussed above.

The purchase price of the shares cannot be less than 85% of the lower of the fair market value of the Company’s Class A Common Stock on the first trading day of each offering period or on the last trading day of each offering period. The fair market value of the Company’s Class A Common Stock on a given date is the closing sale price of the Class A Common Stock on such date as reported by the NASDAQ Stock Exchange. If no trades were reported on that date, the fair market value will be set as the closing price on the most recent trading day immediately preceding the date of determination as reported by the NASDAQ Stock Exchange. On February 28, 2018, the closing price of the Company’s Class A Common Stock as reported on the NASDAQ Stock Exchange was $37.25 per share.

Withdrawals

A participant may end their participation in the ESPP at any time during an offering period and all, but not less than all, of their accrued contributions not yet used to purchase shares of the Company’s Common Stock will be returned to them. If a participant withdraws from an offering period, they must re-enroll in the ESPP before a future offering period begins in order to re-commence participation.

Termination of Employment

If a participant ceases to be an employee of the Company for any reason, they will be deemed to have elected to withdraw from the ESPP and their contributions not yet used to purchase shares of the Company’s Common Stock will be returned to them, without interest. The transfer of an employee between any of the Company or certain of its designated subsidiaries will not be deemed to be a withdrawal from the ESPP.

Change in Control

The ESPP provides that in the event of a change of control (as defined in the ESPP), the Committee can take any one or more of the following actions: (i) determine that a successor corporation may assume or substitute each outstanding option with comparable rights of the successor corporation; (ii) end the offering period then in progress and return all contributions not yet used to purchase shares of the Company’s Common Stock, without interest; or (iii) notify each participant that the purchase date for the offering period then in progress will be shortened, and a new purchase date will be set, upon which date all options will be exercised automatically unless before such date the participant has withdrawn from the offering period.

Transferability

A participant may not assign, transfer, pledge or otherwise dispose of in any way (other than by will or the laws of descent and distribution) their rights with regard to options granted under the ESPP or contributions credited to their account.

The Committee may impose restrictions on Common Stock acquired by employees pursuant to an offering under the ESPP, which would prevent the participant from selling, assigning, transferring or otherwise disposing of the Common Stock.

Term, Amendment and Termination

Subject to applicable law, the Board of Directors, in its sole discretion, may amend, modify, or terminate the ESPP at any time and for any reason, without shareholder approval, but no amendment may be made without shareholder approval (i) to the extent shareholder approval is required by applicable law or listing requirements or (ii) that would increase the total number of shares of stock which may be issued under the ESPP.

The ESPP will become effective when approved by shareholders. The ESPP does not have a termination date, but instead will terminate when all Class A Common Stock authorized for issuance under the ESPP has been issued, unless terminated earlier by the Board of Directors.

Certain Federal Tax Information

The following summary briefly describes U.S. federal income tax consequences of options granted under the ESPP, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or foreign country laws. Therefore, you should not rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors concerning tax aspects of options granted under the ESPP.

The ESPP is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Internal Revenue Code. Under these provisions, a participant will not recognize taxable income until they sell or otherwise dispose of the shares purchased under the ESPP.

If a participant disposes of the shares acquired under the ESPP more than two years from the option grant date and more than one year from the date the stock is purchased, then the participant must treat as ordinary income the amount by which the lesser of (i) the fair market value of the shares at the time of disposition, or (ii) the fair market value of the shares at the option grant date, exceeds the price the employee paid for the shares. Any gain in addition to this amount will be treated as a long-term capital gain. If a participant holds shares at the time of their death, the holding period requirements are automatically deemed to have been satisfied. The Company will not be allowed a deduction for any amount if the holding period requirements are satisfied.

If a participant disposes of shares before expiration of two years from the date of grant and one year from the date of exercise (other than after death), then the participant must treat as ordinary income the excess of the fair market value of the shares on the purchase date over the purchase price. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

New Plan Benefits

As of the date of this proxy statement, no employee has been granted any rights to purchase shares under the proposed ESPP. Accordingly, the benefits to be received pursuant to the ESPP by the Company’s officers and employees are not determinable at this time.

The Board of Directors recommends that shareholders vote ”FOR” the approval of the Employee Stock Purchase Plan as disclosed in this Proxy Statement.

PROPOSAL FOUR: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On January 24, 2018, the Audit Committee selected Crowe Horwath LLP to serve as Republic’s independent registered public accounting firm and auditors for the fiscal year ending December 31, 2018.  On behalf of Republic’s Board of Directors, the Audit Committee of the Board retained Crowe Horwath LLP to audit the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting for 2018.  Crowe Horwath LLP was chosen based on its performance in prior years, its responsiveness, technical expertise and the appropriateness of fees charged.

Crowe Horwath LLP has served as Republic’s independent registered public accounting firm since the 1996 fiscal year. The Company’s independent registered public accounting firm leases space from Jaytee-Springhurst, LLC, a limited liability company whose sole managing member is Jaytee, a Kentucky limited partnership of which the CHAIR/CEO and PRES of Republic are partners.  The Company and Crowe Horwath LLP have determined that such leases constitute arm’s length transactions and comply with all applicable independence standards.  Crowe Horwath LLP representatives are expected to attend the 2018 Annual Meeting and will be available to respond to appropriate shareholder questions and will have the opportunity to make a statement if they desire to do so.

We are asking our shareholders to ratify the selection of Crowe Horwath LLP as our independent registered public accounting firm for 2018.  Although ratification is not required by the Company’s Bylaws or otherwise, the Board is submitting the selection of Crowe Horwath LLP to our shareholders as a matter of good corporate practice.  If the selection is not ratified, the Audit Committee will consider whether or not it is appropriate to select another independent registered public accounting firm.  Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of Republic and its shareholders.

The Board of Directors recommends a vote “FOR” the proposal to ratify the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2018.

AUDIT FEE TABLE

Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees

2017	$350,000	$—	$—	$47,000
2016	$372,600	$5,000	$—	$53,100

The Audit Committee has approved all services provided by Crowe Horwath LLP during 2017. Additional details describing the services provided in the categories in the above table are as follows:

Audit Fees

Crowe Horwath LLP charged $350,000 in fiscal year 2017 and $372,600 in fiscal year 2016 for audit fees. These include professional services in connection with the audit of the Company’s annual financial statements and its internal control over financial reporting. They also include reviews of the Company’s financial statements included in the Company’s Quarterly and Annual Reports on Form 10-Q and Form 10-K and for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements for the fiscal years shown.

Audit Related Fees

Fees for audit related services provided by Crowe Horwath LLP, as disclosed in the above “Audit Fee Table,” primarily include assistance with the review of various accounting standards.

All Other Fees

Fees for all other services provided by Crowe Horwath LLP, as disclosed in the above “Audit Fee Table,” relate to a 401(k) benefit plan audit, a mandated U.S. Department of Housing and Urban Development (HUD) Federal Housing Administration (FHA) compliance audit fees associated with the Company’s participation in an insurance captive, in 2017 and in 2016, and industry training performed for bank management in 2016.

The Audit Committee of the Board of Directors has determined that the provision of the services covered under the caption “Audit Related Fees” above is compatible with maintaining the independent registered public accounting firm’s independence.

Pre-Approval Policies and Procedures

The Audit Committee’s charter provides that the committee will pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee before the completion of the audit.  The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

SHAREHOLDERS’ COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders who want to communicate in writing with the Board of Directors, or specified directors individually, may send proposed communications to Republic’s Corporate Secretary at 601 West Market Street, Louisville, Kentucky 40202.  The proposed communication will be reviewed by the Audit Committee and the General Counsel.  If the communication is appropriate and serves to advance or improve the Company or its performance, contains no objectionable material or language, is not unreasonable in length and is directly applicable to the business of Republic, it is expected that the communication will receive favorable consideration for presentation to the Board of Directors or appropriate director(s).

OTHER MATTERS

The Board of Directors does not know of any matters to be presented at the Annual Meeting other than as specified in this proxy statement.  If, however, any other matters should properly come before the 2018 Annual Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS

Shareholders who desire to present proposals at the 2019 Annual Meeting must forward them in writing to the Secretary of Republic so that they are received at 601 West Market Street, Louisville, Kentucky 40202 no later than November 9, 2018, in order to be considered for inclusion in Republic’s proxy statement for such meeting.  Shareholder proposals submitted after January 19, 2019, will be considered untimely, and the proxy solicited by Republic for next year’s Annual Meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.  In accordance with Republic’s bylaws, shareholders must provide advance notice of director nominations to be made at the Annual Meeting no later than January 19, 2019.

ANNUAL REPORT

Republic’s 2017 Annual Report on Form 10-K, with certain exhibits, is enclosed with this proxy statement.  The 2017 Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

Any shareholder who wishes to obtain a copy, without charge, of Republic’s Annual Report on Form 10‑K for its fiscal year ended December 31, 2017, which includes financial statements and financial statement schedules, and is required to be filed with the Securities and Exchange Commission, may contact Kevin Sipes, Chief Financial Officer, at 601 West Market Street, Louisville, Kentucky 40202, or at telephone number (502) 560-8628.

By Order of The Board of Directors

Steven E. Trager, Chairman and Chief Executive Officer

Louisville, Kentucky

March 9, 2018

Please vote at www.investorvote.com/RBCAA or mark, date, sign, and return the enclosed proxy as promptly as possible, whether or not you plan to attend the 2018 Annual Meeting in person. If you do attend the 2018 Annual Meeting, you may still vote in person, since the proxy may be revoked at any time prior to its exercise by delivering a written revocation of the proxy to the Secretary of Republic.

ANNEX A

REPUBLIC BANCORP, INC. AND SUBSIDIARIES

NON-EMPLOYEE DIRECTOR AND KEY EMPLOYEE

DEFERRED COMPENSATION PLAN

(as adopted November 18, 2004 and then

amended and restated on March 16, 2005, March 19, 2008 and again on January 24, 2018)

1.            General.  This Republic Bancorp, Inc. And Subsidiaries Non-Employee Director and Key Employee Deferred Compensation Plan (the “Plan”) is intended to more closely align board and executive compensation at Republic Bancorp, Inc. (the “Company”) and subsidiaries with the interests of the Company’s shareholders, by making available to eligible participants tax-deferred investments in Company stock.  It is intended that the Plan be in compliance with Code Section 409A (“Section 409A”).  It is also intended that the Plan be an unfunded arrangement maintained for non-employee directors and for a select group of management or highly compensated employees.  Effective upon the time that a Key Employee Participant (as defined below) is first named on Exhibit A attached hereto, the Plan shall be considered a “top hat plan” for purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  Capitalized terms used herein and not defined where used shall have the meanings set forth in Section 23.

2.            Eligibility.  Eligibility in the Plan shall be granted to the members of the Board of Directors of the Company or of its Subsidiaries who are not also employees of the Company or of its Subsidiaries and any Director Emeritus, as defined in Section 23 (collectively referred to as the “Director Participants”).  In addition, eligibility in the Plan may be granted to the employees of the Company or of its Subsidiaries who have been designated by the Compensation Committee of the Board of Directors of the Company (the “Committee”) as being eligible for the Plan (the “Key Employee Participants” and, together with Director Participants, the “Participants”).  The Committee shall have full power and discretion to name additional employees of the Company as Key Employee Participants and to remove such employees as Key Employee Participants at such times as it shall decide in its sole discretion, provided that any such removal shall not affect a Participant’s Deferral Elections already made until the next period for which such elections could otherwise be changed or revoked hereunder.

3.            Election.

(a)          Director Participant Elections.  Each Director Participant may elect to defer under the Plan up to 100% of his annual board and committee meeting fees (collectively, “Board Fees”).  In addition, stock grants (if any) made to Directors in 2019 or later tax years may be separately elected to be deferred. A Director Participant’s election to defer a portion of his Board Fees and/or stock grants shall be made in writing and shall be effective upon receipt and acceptance by the Company.  Such election shall remain in effect for subsequent years unless a new written election is submitted in accordance with this Section 3(a).  Except in the case of a newly eligible Director Participant (who may file an election to defer as set out in 3(c) below), an election to defer (or to change or revoke an ongoing deferral election) shall be made no later than 10 days preceding commencement of a calendar year with respect to any deferral of Board Fees or stock grants to be earned in such year, provided, however, that such elections shall be made at an earlier time if required under Section 409A.  Any election may be changed in writing, but only as to fees or grants to be earned at and after commencement of the next succeeding calendar year, and shall become irrevocable 10 days before that succeeding calendar year.

(b)          Key Employee Participant Elections.  Each Key Employee Participant may elect to defer under the Plan up to 50% of his base salary (“Compensation”).  A Key Employee Participant’s election to defer a portion of his Compensation shall be made in writing and shall be effective upon receipt and acceptance by the Company.  A written election, once made, shall remain in effect for subsequent years unless a new written election is submitted in accordance with this Section 3(b) for a subsequent calendar year.  Except in the case of a newly eligible Key Employee Participant an election to defer Compensation (or to change or revoke an ongoing deferral election) shall be made no later than 10 days preceding commencement of a calendar year with respect to any deferral of Compensation to be earned in such year.  Any election may be changed in writing, but only as to compensation that relates to services rendered after commencement of the next succeeding calendar year, and shall become irrevocable 10 days before the succeeding calendar year.

(c)          Newly-Eligible Participants.  Subject to the same percentage limitations as set out in 3(a) or (b) above, a newly-eligible Participant may file an election to defer Board Fees, stock grants or Compensation (as the case may be) earned with respect to services performed after such election within 30 days after the effective date (which shall always be a future date) of becoming eligible to participate in the Plan.  The rules of the prior sentence regarding new enrollments shall not apply unless the Participant can be treated as initially eligible in accordance with Reg. Sec. 1.409A-2(a)(7), which generally provides that this special election period shall not apply to Participants in this Plan who were, prior to eligibility hereunder, made eligible in any other plans of the Employer that must be aggregated with this Plan under Code Section 409A, and shall not apply to a Participant whose eligibility to defer under this Plan started, then ceased, then was renewed again, unless that Participant was not able to defer under this and all aggregated plans (if any) for the previous 24 months or longer.

(d)          Company Match for Key Employee Participants.

(i)           Company Match.  As of the end of each month beginning with May 2018, the Company shall also credit to the Deferred Compensation Account of each Key Employee Participant a matching contribution equal to 100% (or such lesser percentage as may be prescribed by the Committee on a prospective basis by notice to Participants) of the amount of Compensation deferred by each such Participant under this Plan in the prior month, up to a dollar cap established by the Committee for each year (the “Company Match”).

(ii)          Vesting of Company Match.  The Company Match, and earnings thereon, credited to a Participant’s Deferred Compensation Account shall become nonforfeitable and vest on the last day of each calendar year in accordance with the following schedule:

Period since beginning of year to which Match relates:	Vested Percentage
Less than 5 years	0%
5 years or more	100%

So, for example, if a Company Match of $20,000 is made with respect to deferrals made in 2018, on December 31, 2022, that Company Match shall be 100% vested, if the Key Employee Participant remains employed on such date. Any unvested Company Match amounts, and earnings thereon, credited to the Participant’s Deferred Compensation Account shall be forfeited upon termination of employment for any reason prior to the vesting date set out above, unless such termination occurs on account of death or Disability, in which case, the Company Match and related earnings shall be 100% vested. Further, all Company Match and related earnings will be 100% vested if an Participant has not yet forfeited such amounts, upon the happening of a Change in Control.  Each year’s Company Match and related earnings thereon shall be accounted for separately hereunder, and the payment date thereof, as well as its vesting, shall be determined as hereinafter provided.

4.            Director Stock Credits. The Company may, upon a grant of stock to Directors, conclude at the time of such award to automatically credit such stock grant to the Deferred Compensation Account of all (but not less than all) Directors to whom the award is made, as a nonelective credit hereunder (“Stock Credit”).

5.            Duration of Deferral.  Each Director Participant’s annual election shall specify the period of the deferral for their elective amounts for any year, which election may be different for any stock grants the Director electively defers, than for Board Fees deferred.  The duration of deferral of any Stock Credits shall be designated by the Company at the time the nonelective awards are made. In each case, the period of deferral shall be a specified period of years ranging from two to five years from the beginning of the year of deferral.  Key Employee deferrals and related Company Match for each year shall be automatically deferred for a period of five years from the beginning of the year to which such amounts relate.

6.            Subsequent Change in Duration of Deferral.A Participant may later elect to lengthen the period of a deferral of either or both (separate elections) of their own elective deferrals or Stock Credits (for Directors) or Company Match (for Key Employees); provided, however, that any delayed payment date election shall not take effect for 12 months following the date the change election is made, and the election must be made at least 12 months before, and shall be irrevocable after such 12th prior month, the previously-scheduled payment date with respect to the year’s elective and/or

Stock Credit or Company Match amounts, and, provided further, that each such change in payment date must provide for an additional deferral of the payment date for five years later than the previously-scheduled payment date.

7.            Deferred Compensation Account.  The Company shall maintain a bookkeeping account and relevant subaccounts to which deferred compensation and any Stock Credits or Company Match amounts of each Participant shall be credited at the end of each calendar month after such compensation is deferred (each a “Deferred Compensation Account”).  At the end of each fiscal quarter, the amounts credited to each Deferred Compensation Account and subaccount shall be converted into whole stock units (“Stock Units”) equivalent in value to shares of Class A common stock of the Company (“Stock”).  The conversion of deferred compensation into Stock Units will be made on the basis of the Fair Market Value of the Stock on the last business day of each fiscal quarter.  Any fractional units shall be credited as cash and converted to Stock Units only as and when the accumulated cash credited to that Participant is sufficient to convert to a whole Stock Unit at the end of a quarter.

8.            Dividend Equivalent.  During the term of deferral, the Stock Units standing to the credit of each Participant’s Deferred Compensation Account shall be credited with an amount equal to the cash dividends that would have been paid on the number of Stock Units in such Deferred Compensation Account if such Stock Units were deemed to be outstanding shares of Stock (“Dividend Equivalents”).  Dividend Equivalents credited to Stock Units shall be converted to additional whole Stock Units and credited to the Participant’s Deferred Compensation Account at the end of each fiscal quarter.  The conversion of Dividend Equivalents into Stock Units shall be made on the basis of the Fair Market Value of the Stock on the last business day of each fiscal quarter.  Any fractional units shall be credited as cash and converted to Stock Units only as and when the accumulated cash credited to that Participant is sufficient to convert to a whole Stock Unit at the end of a quarter.

9.            Changes in Stock.  In the event of a stock dividend, stock split, reverse stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in the number of Stock Units credited to each Participant’s Deferred Compensation Account.  The adjustment by the Committee shall be final, binding and conclusive.

10.          Rights of Participants.  Participation in the Plan, and any actions taken pursuant to the Plan, shall not create or be deemed to create a trust or fiduciary relationship of any kind between the Company, its Subsidiaries and the Participant.  The Company or its Subsidiaries (as the case may be) may, but shall have no obligation to, establish any separate fund, reserve, or escrow or to provide security with respect to any amounts deferred under the Plan.  Any assets of the Company or its Subsidiaries which are set aside in any separate fund, reserve or escrow shall continue for all purposes to be a part of the general assets of the Company or its Subsidiaries, with title to the beneficial ownership of any such assets remaining at all times in the Company and its Subsidiaries.  No Participant, nor his legal representatives, nor any of his beneficiaries shall have any right, other than the right of an unsecured general creditor of the Company or its Subsidiaries, in respect of the Deferred Compensation Account established hereunder, and such persons shall have no property interest whatsoever in any specific assets of the Company or its Subsidiaries.  A Participant shall have no rights as a stockholder of the Company, and shall not be entitled to vote, with respect to the Stock Units credited to his Deferred Compensation Account.

11.          Distributions.

(a)          Normal Distributions.

(i)           Director Participants.  Each Director Participant (or his beneficiary in the event of his death) shall be entitled to receive the value of all Stock Units standing to the credit of his Deferred Compensation Account upon the earliest to occur of: (A) the payment date last selected pursuant to Section 4 for an annual subaccount thereof; and (B) the Director Participant’s death or Disability.

(ii)          Key Employee Participants.  Each Key Employee Participant (or his beneficiary in the event of his death) shall be entitled to receive the value of all Stock Units standing to the credit of his Deferred Compensation Account upon the earliest to occur of: (A) the payment date last selected (or automatically designated, with respect to Company Stock amounts) pursuant to Section 4 for each annual subaccount thereof; and (B) the Key Employee Participant’s death or Disability.

(b)          Early Distributions.  A Participant will only be permitted to receive a distribution of his Deferred Compensation Account prior to the times specified in Section 9(a) above in the event of: (i) a Change in Control of the Company or Subsidiary for which that Participant works or performs Director services; or (ii) upon approval by the Committee (without the involved  Participant being allowed to elect whether to exercise this discretion with respect to such Participant's Account), a de minimis payout of a Participant’s entire Deferred Compensation Account upon his Separation from Service if the payment is not greater than the then-limit under 402(g) of the Code (now $18,500, but indexed annually by the IRS) and the payout is made on or before the later of December 31 of the year of his Separation from Service or 2½ months after his Separation from Service.

(c)          Form of Distribution.  All distributions shall be paid in a single lump of whole shares of Stock equal to the number of Stock Units in the Deferred Compensation Account, with any amount in excess of whole shares then credited to the account paid in cash.  All distributions under the Plan shall be the obligation of the Company or Subsidiary for which the Participant provides services.

(d)          Delay in Distribution to Specified Participants.  Notwithstanding anything to the contrary in this Section 11, in the case of a distribution to a Participant who is a “specified participant” where the timing of such distribution is based on such Participant’s Separation from Service other than on account of death, the date of distribution to such Participant shall be at least six (6) months after the date of such Participant’s Separation from Service (or, if earlier, the date of the Participant’s Disability).  A “specified participant” shall mean a “key employee” (which can include Directors) within the meaning of Code Section 416(i) (but without regard to Code Section 416(i)(5)), as of the last identification date thereof and determined in the manner provided in Treasury Regulation §1.409-1(i), if, when the Participant’s Separation from Service occurs, stock of the Company is publicly traded on an established securities market or otherwise.

12.          Tax Withholding.

(a)          Payment by Participant.  Each Participant shall, no later than the date as of which his Stock Units or payments received thereunder first become includible in the gross income of the Participant for Federal income or employment tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income.  With respect to Key Employee Participants, the Company will withhold any such taxes due upon initial deferral hereunder from other Compensation.  For taxes due upon vesting of Company Match amounts, such taxes shall be debited from other wages or amounts then due the Participant, and each Participant consents to such withholding from other amounts then due the Participant.  Only if and to the extent no other (or insufficient) Compensation payable in cash is then due a Participant at the time Company Match amounts become vested hereunder, will the Company debit any taxes required to be withheld from the Deferred Compensation Account, and then only to the extent allowed by Code Section 409A.  The Company shall, to the extent permitted by law, have the right to deduct any taxes due at vesting or payment from any payment of any kind otherwise due to the Participant.  The Company’s obligation to make any payments to any Participant is subject to and conditioned on tax obligations being satisfied by the Participant.  The Company shall report amounts deferred hereunder to the Internal Revenue Service in accordance with the requirements of Section 409A.

(b)          Payment in Stock.  Subject to approval by the Committee, a Participant may elect to have the minimum required Federal, state, other income and statutory withholding obligation due when payments are made under the Plan satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to the Plan a number of shares with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the Participant, and that have been held by the Participant for at least six months (12 months in the case of Stock acquired upon exercise of an incentive stock option), with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.  Notwithstanding the preceding sentence, any such right to pay withholding amounts due by delivery of already-owned stock shall be ineffective and void from its inception if such right is deemed to be a feature allowing deferral of compensation within the meaning of Section 409A.

13.          Beneficiary.  If a Participant dies before he has received full payment of the amount credited to his Deferred Compensation Account, such unpaid portion shall be paid to the Participant’s primary or contingent beneficiary as designated by the Participant in writing.  If no beneficiary has been designated or if a designated beneficiary has predeceased the Participant, such unpaid portion shall be paid first to the Participant’s spouse, or, if there is no spouse, to the Participant’s children per stirpes, or, if there are no spouse or children, to the Participant’s estate.

14.          No Assignment.  The deferred compensation payable under this Plan shall not be subject to alienation, assignment, garnishment, execution, or levy of any kind, and any attempt to cause any compensation to be so subjected shall not be recognized.

15.          Expenses.  All expenses incurred in the establishment and maintenance of or attributable to a Participant’s Deferred Compensation Account shall be borne by the Company and shall not reduce the amount credited to such Deferred Compensation Account.

16.          Amendment and Termination.  This Plan may be amended in any way or may be terminated, in whole or in part, at any time, and from time to time, by the Board of Directors of the Company.  The foregoing provisions of this paragraph notwithstanding, no amendment or termination of the Plan shall adversely reduce the number of Stock Units credited to the Deferred Compensation Accounts prior to the effective date of such amendment or termination or, except to the extent permitted under Section 409A upon Plan termination or following a Change in Control, accelerate the timing of payment from the Deferred Compensation Accounts.  Notwithstanding the foregoing, the Board of Directors of the Company specifically reserves the right to amend the Plan as necessary to comply with Section 409A.

17.          Plan Administration.  The Board of Directors of the Company shall have the exclusive discretionary authority to determine the amounts of benefits under the Plan, make factual determinations, construe and interpret terms of the Plan, supply omissions and determine any questions which may arise in connection with its operation and administration.  Its decisions or actions in respect thereof, including any determination of any amount credited or charged to the Participants’ Deferred Compensation Accounts or the amount or recipient of any payment to be made therefrom, shall be conclusive and binding for all purposes upon the Company and upon any and all Participants, their beneficiaries, and their respective heirs, distributees, executors, administrators and assignees.  In the case of the administration of the Plan with respect to Key Employee Participants only, the authority of the Board of Directors of the Company described herein may be exercised by the Committee.

18.          Binding Effect.  The terms of this Plan shall be binding upon and shall inure to the benefit of the Company and its successors or assigns and each Participant and his Beneficiaries, heirs, executors, and administrators.

19.          Limitation of Liability.  Subject to its obligation to pay the vested credits to the Participant’s Deferred Compensation Account at the time distribution is required hereunder, neither the Company, any person acting on behalf of the Company, the Board of Directors, nor the Committee shall be liable for any act performed or the failure to perform any act with respect to the terms of the Plan, except in the event that there has been a judicial determination of willful misconduct on the part of the Company, such person, the Board of Directors or the Committee.

20.          Governing Law.  This Plan, and all actions taken hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, except as such laws may be superseded by ERISA.

21.          Reporting.  The Company shall provide statements to Participants showing the amounts standing to the credit of their Deferred Compensation Accounts no less frequently than once a year.

22.          Claims Procedure.

(a)          All claims for benefits under this Plan shall be filed in writing with the Board of Directors of the Company in accordance with such procedures as the Board shall reasonably establish.

(b)          The Board of Directors of the Company shall, within 90 days (45 days for payment based on Disability) after a submission of a claim, provide adequate notice in writing to any claimant whose claim for benefits under the Plan has been denied.  Such notice shall contain the specific reason or reasons for the denial and references to specific Plan provisions on which the denial is based.  The Board shall also provide the claimant with a description of any material or information which is necessary in order for the claimant to perfect his claim and an explanation of why such information is necessary.  If special circumstances require an extension of time for processing the claim, the Board shall furnish the claimant a written notice of such extension prior to the expiration of the 90-day period (30 days for a Disability claim, and an additional 30-day extension is available).  The extension notice shall indicate the reasons for the extension and the expected date for a final decision, which date shall not be more than 180 days (105 days for Disability) from the initial claim.

(c)          The Board of Directors of the Company shall, upon written request by a claimant within 60 (180 for a disability claim) days of receipt of the notice that his claim has been denied, afford a reasonable opportunity to such claimant for a full and fair review by the Board of the decision denying the claim.  The Board will afford the claimant an opportunity to review pertinent documents and submit issues and comments in writing.  The claimant shall have the right to be represented.

(d)          The Board of Directors of the Company shall, within 60 days (45 days for a disability claim) of receipt of a request for a review, render a written decision on its review.  If special circumstances require extra time for the Board to review its decision, the Board will attempt to make its decision as soon as practicable, and in no event will the Board take more than 120 days (105 days for Disability claims) to send the claimant a written notice of its decision.

23.          Source of Shares.  Shares of Stock reserved under the Company’s then-effective Stock Incentive Plan shall be used to satisfy any obligations to distribute Stock under this Plan, but the Stock when issued under this Plan shall not bear the restrictions on transfer which may be set forth in such Stock Incentive Plan.

24.          Effective Date.  This Plan was originally effective as of January 1, 2005; the effective date of this restatement shall be January 24, 2018.

25.          Definitions.

(a)          “Change in Control” shall have the meaning provided in regulations or guidance under Code Section 409A from time to time, which currently provide that it shall mean the occurrence of a “Change in Ownership,” “Change in Effective Control” or “Change in Asset Control” as each is defined below, subject to the requirements in subsection (i) below.

(i)           General Requirements.

(A)         The Change in Control must relate to (A) a corporation for whom the Participant is performing services at the time of the Change in Control, (B) a corporation that is liable for the payment of the deferred compensation (or all corporations liable for the payment if more than one corporation is liable), or (C) a corporation that is a majority shareholder of a corporation identified in (A) or (B), or any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation in the chain, ending in a corporation identified in (A) or (B).

(B)          A majority shareholder is a shareholder owning more than 50% of the total fair market value and total voting power of such corporation.

(C)          For purposes of this definition, Code Section 318(a) applies to determine stock ownership.  Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option).  For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treas. Reg.  Sections 1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.

(D)         For purposes of this definition, Persons will not be considered to be acting as a group solely because they purchase assets or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.  However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or assets, or similar business transaction with the corporation.  If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

(ii)          Change in Ownership.  A Change in Ownership occurs on the date that any one Person, or more than one person acting as a group (as defined above in subsection (a)(i)(D)), acquires ownership of stock of the corporation that, together with stock held by such Person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the corporation.  However, if any one Person or more than one Person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the corporation, the acquisition of additional stock by the same Person or Persons is not considered to cause a Change in Ownership of the corporation (or to cause a Change in the Effective Control of the corporation).  An increase in the percentage of stock owned by any one Person, or Persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section.  A Change in Ownership occurs only when there is a transfer of stock of the corporation (or issuance of stock of the corporation) and stock in the corporation remains outstanding after the transaction.

(iii)         Change in Effective Control.  Notwithstanding that the corporation has not undergone a Change in Ownership, a Change in Effective Control of the corporation occurs on the date that either:

(A)         Any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the corporation possessing 35 percent or more of the total voting power of the stock of the corporation; or

(B)          A majority of members of the Board of Directors of the corporation is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election, provided that for purposes of this paragraph (B) the term corporation refers solely to the relevant corporation identified above in subsection (a)(i)(A) for which no other corporation is a majority shareholder for purposes of that paragraph.

A Change in Effective Control also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control under subsections (a)(ii) or (a)(iv) of this definition.

If any one Person, or more than one Person acting as a group, is considered to effectively control a corporation (within the meaning of this subsection (a)(iii)), the acquisition of additional control of the corporation by the same Person or Persons is not considered to cause a Change in Effective Control of the corporation (or to cause a Change in Ownership of the corporation within the meaning of subsection (a)(ii)).

(iv)         Change in Asset Control.  A Change in Asset Control of the corporation occurs on the date that any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the corporation that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions.  For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(A)         There is no Change in Control under this subsection (iv) when there is a transfer to an entity that is controlled by the shareholders of the corporation immediately after the transfer, as provided in this subsection (iv).  A transfer of assets by the corporation is not treated as a Change in Assets Control if the assets are transferred to:

(1)          A shareholder of the corporation (immediately before the asset transfer) in exchange for or with respect to its stock;

(2)          An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the corporation;

(3)          A Person, or more than one Person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the corporation; or

(4)          A Person, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a Person described subsection (iv)(A)(3).

(B)          For purposes of this subsection (iv) and except as otherwise provided, a Person’s status is determined immediately after the transfer of the assets.

(b)           “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(c)           “Director Emeritus” shall mean a former member of the Board of Directors of the Company who is not also an employee of the Company and who has been classified as a “Director Emeritus” by the Board of Directors of the Company and serves as such on the board of directors of a Subsidiary of the Company.

(d)           “Disability” shall mean when a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or is receiving income replacement benefits for a period of not less than 3 months under an accident and health plan maintained by the Company or a Subsidiary.

(e)           “Fair Market Value” shall mean, as of any date, the value of a share of Stock determined as follows:

(i)           If the Stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, its Fair Market Value shall be the closing market price of the Stock as reported on the date of determination, or, if no trades were reported on that date, the closing price on the most recent trading day immediately preceding the date of the determination, as quoted on such system or exchange, or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)          If the Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)         In the absence of such markets for the Stock, the Fair Market Value shall be determined in good faith by the Committee, considering any and all information they determine relevant, including, without limitation, the valuation methods permitted in Treas. Reg. Section 20.2031-2 (estate tax regulations) or a third-party appraisal.

(f)           “Person” shall mean an individual, a partnership, a corporation, a limited liability company, a limited liability partnership, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or any other business entity.

(g)           “Subsidiary” or “Subsidiaries” shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” in Code Section 424(f).

(h)          “Separation from Service” means,

(i)           with respect to a Key Employee Participant, the date the Company and the Key Employee Participant reasonably anticipate that (i) the Key Employee Participant will not perform any further services for the Company or any other entity considered a single employer with the Company under Section 414(b) or (c) of the Code, or (ii) the level of bona fide services performed after that date (as an employee or independent contractor), will permanently decrease to less than 50% of the average level of bona fide services performed over the previous 36 months (or if shorter over the duration of service).  The Key Employee Participant will not be treated as having a Separation from Service while on military leave, sick leave or other bona fide leave of absence if the leave does not exceed six months or, if longer, the period during which the Employee has a reemployment right with the Company by statute or contract.  If a bona fide leave of absence extends beyond six months, a Separation from Service will be deemed to occur on the first day after the end of such six-month period, or on the day after the Employee’s statutory or contractual reemployment right lapses, if later.  The Company will determine whether a Separation from Service has occurred based on all relevant facts and circumstances, in accordance with Treasury Regulation §1.409A-1(h).

(ii) with respect to a Director Participant, the date the Director’s term as a Director expires, the Director resigns, or the Director is removed, provided that the Company and Director in good faith believe at that time that the Director’s status will not be renewed and that no other service relationship (as an employee or independent contractor) will continue or begin.  If the parties anticipate that some service relationship will continue after a Director’s term expires and is not renewed, in all events the “Separation from Service” is deemed to occur 12 months after the date on which a Director Participant ceases to serve as a member of the Board of Directors of the Company or a Subsidiary, as long as the Director Participant does not actually perform services for the Company or a Subsidiary (as a director, employee or independent contractor) during such 12 month period, as provided under Treasury Regulation §1.409A-1(h)(2)(ii).

Notwithstanding the above, the services of a person as a Director are not taken into account for purposes of determining if that same person has a Separation from Service as a Key Employee, or vice versa, unless benefits under this Agreement are aggregated with benefits under any other Employer Group plan or agreement in which the Participant also participates in the other capacity, as more specifically provided in Treas. Reg 1.409A-1(c)(2)(ii) and (h)(5).

Board Approval as restated:	January 24, 2018 _____ [secretary to initial]

ANNEX B

REPUBLIC BANCORP, INC.

EMPLOYEE STOCK PURCHASE PLAN

Section 1 -- PURPOSE

Republic Bancorp, Inc. (the “Corporation”) hereby establishes this employee stock purchase plan (the “Plan”) for the benefit of its employees and the employees of Related Companies which the Board allows to participate, as set forth below.

The purpose of the Plan is to provide employees with an opportunity to participate in the growth of the Corporation and to further align the interests of the employees with the interests of the Corporation through the purchase of shares of the Corporation’s common stock.  The Plan is intended to be an employee stock purchase plan under Section 423 of the Code.

Section 2 -- DEFINITIONS

For purposes of the Plan, the following terms shall have the meanings below unless the context clearly indicates otherwise:

2.1          “Board” means the Board of Directors of the Corporation.

2.2           “Change of Control” of the Corporation shall mean (i) an event or series of events which have the effect of any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act, becoming the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Corporation or a Related Corporation for which the Eligible Employee works representing a greater percentage of the combined voting power of the Corporation's or Bank's then outstanding stock, than the Trager Family Members as a group; (ii) an event or series of events which have the effect of decreasing the Trager Family Members' percentage ownership of the combined voting power of the Corporation's or Related Corporation’s then outstanding stock to less than 25%; or (iii) the business of the Corporation or Related Corporation is disposed of pursuant to a partial or complete liquidation, sale of assets, or otherwise.  For purposes of this paragraph, "Trager Family Member" shall mean Jean S. Trager and any of her lineal descendants, and any corporation, partnership, limited liability company or trust, the majority owners or beneficiaries of which are directly or indirectly through another entity, Jean S. Trager or one or more of her lineal descendants, including specifically but without limitation, The Jaytee Properties Limited Partnership and Teebank Family Limited Partnership.

2.3           “Common Stock” or “Stock” means the Corporation’s Class A voting common stock, no par value.

2.4           “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.5           “Committee” means the Board, unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 6.2.

2.6           “Eligible Employee” means any employee of the Corporation, or any Related Corporation which is made eligible to participate herein, who is eligible to participate in an Offering Period in accordance with Section 3.1.

2.7           “Fair Market Value” means as of any date, the value of a share of Stock determined as follows:

(a)          If the Stock is listed on any established stock exchange or a national market system, including, without limitation, The NASDAQ Stock Exchange, its Fair Market Value shall be the closing market price of the Stock as reported on the date of determination, or, if no trades were reported on that date, the closing price on the most recent trading day immediately preceding the date of the determination, as quoted on such system or exchange, or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)          If the Stock is quoted on The NASDAQ Stock Exchange or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

In the absence of such markets for the Stock, the Fair Market Value shall be determined in good faith by the Committee, by reasonable application of a reasonable valuation method, considering any and all information the Committee determines relevant.

2.8           “Offering”  means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

2.9           “Offering Date” means a date selected by the Committee for an Offering Period to commence.

2.10        “Offering Period” means the period beginning on an Offering Date and ending on a Purchase Date as set by the Committee pursuant to Section 5.1 during which Eligible Employees may set aside funds via payroll deductions to purchase Common Stock under the Plan.

2.11         “Participant” means an Eligible Employee who has elected to participate in the Plan and who has not ceased participation herein, or who has not declined participation under any auto-enrollment feature adopted by the Committee for an Offering Period.

2.12         “Purchase Date” means the last day of an Offering Period established by the Committee on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

2.13         “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

2.14         “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Corporation whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

Section 3 -- ELIGIBILITY AND PARTICIPATION

3.1          Initial Eligibility.   Employees of the Corporation or, as the Committee may designate as provided in Section 6.1(ii), to Employees of a Related Corporation. Except as provided in Section 3.2, an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Corporation or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Committee may require, but in no event shall the required period of continuous employment be greater than two years. In addition, the Committee may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee's customary employment with the Corporation or the Related Corporation is for more than 20 hours per week and/or for more than five months per calendar year or such other criteria as the Committee may determine consistent with Section 423 of the Code.

3.2          Limitation on Eligibility.  Notwithstanding Section 3.1, no Eligible Employee may participate in the Plan for an Offering Period if, upon the employee’s purchase of the largest amount of shares available to him for purchase during the Offering Period, the employee would own Stock, and/or hold outstanding options to purchase Stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation (for purposes of this paragraph, the rules of Code Section 424(d) shall apply in determining stock ownership for any employee).  In addition, the Committee may provide in an Offering that Employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

Section 4 -- SHARES AVAILABLE UNDER THE PLAN

4.1          Shares Available.  Subject to adjustments pursuant to Section 4.3, the maximum number of shares of Common Stock that may be purchased under the Plan is 250,000.

4.2          Source of Shares.  Shares of Common Stock issued under the Plan may be issued from authorized and unissued Common Stock or from any other proper source.

4.3          Adjustments in Authorized Shares.  In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Corporation affecting the number of shares of Stock or the kind of shares or securities an appropriate and proportionate adjustment shall be made in the number and kind of shares which may be delivered under the Plan (both in the aggregate or under individual limits), and in the number and kind of or price of share subject to outstanding Purchase Rights; provided that the number of shares subject to any Purchase Right shall always be a whole number.  Any adjustment shall be made in such a manner so as not to constitute a "modification" within the meaning of Code Section 424(h).  If the Corporation shall at any time merge or consolidate with or into another corporation or association, each Participant will thereafter receive, upon the Purchase Date, the securities or property to which a holder of the number of shares of Stock then deliverable would have been entitled upon such merger or consolidation, and the Corporation shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as is reasonably possible, in relation to any securities or property deliverable at any subsequent Purchase Date.  A sale of all or substantially all the assets of the Corporation for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes.

Section 5 -- STOCK PURCHASES UNDER THE PLAN

5.1          Offering Periods.  The Committee shall, from time to time in its discretion, designate Offering Periods during which all Eligible Employees may elect to purchase Stock under the Plan, provided that no Offering Period shall have a duration of longer than 27 months.

5.2          Offering Terms. Each Offering shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, but shall comply with the requirement of Section 423(b)(5) of the Code that all Eligible Employees granted Purchase Rights shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but must be consistent with the terms of the Plan. The Committee may designate a maximum number of shares of Common Stock that may be purchased by each Eligible Employee during the Offering Period or restrict purchases by Eligible Employees to maximum dollar amount or percentage of Compensation, provided that no Eligible Employee may elect to purchase Common Stock with a Fair Market Value in excess of $25,000 (determined at the time such rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for any calendar year.  During each Offering Period, each Eligible Employee may elect to purchase Common Stock in accordance with the rules set by the Committee for that Offering Period. The Committee may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to an Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Committee action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

5.3          Contributions; Payroll Deductions.

5.3.1       Eligible Employees shall accumulate funds (“Contributions”) to purchase Stock during an Offering Period by payroll deduction.  An Eligible Employee shall signify his election to participate in the Plan for the Offering Period by completing a form (electronically or otherwise, as determined by the Committee) (the “Subscription Agreement”) within a period before the Offering Period begins as established by the Committee.  Each Participant's Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Corporation.

5.3.2       No interest shall be paid on Contributions during an Offering Period.

5.3.3       Each such Subscription Agreement shall authorize an amount of Contributions expressed as either a fixed dollar amount or percentage of the submitting Participant's earnings (as defined in each Offering) during the Offering (not to exceed any maximum that may be specified by the Committee). To the extent provided in the Offering, a Participant may thereafter revoke the election and reduce future Offering Period Contributions to zero, but may not otherwise make a change or increase Contributions until a future Offering Period begins.  Subscription Agreements may carry over into future Offering Periods, or new Subscriptions shall be required for each Offering Period, as determined by the Committee.

5.3.4       During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Corporation a notice of withdrawal in such form as the Corporation may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering. Upon such withdrawal from the Offering by a Participant, the Corporation shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the Participant) under the Offering, and such Participant's Purchase Right in that Offering shall thereupon terminate. A Participant's withdrawal from an Offering shall have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new Subscription Agreement in order to participate in subsequent Offerings.

5.4          Purchase Price.  Purchases of Common Stock under the Plan shall occur on the Purchase Date.  The purchase price (the “Purchase Price”) of each share of Common Stock shall be set by the Committee when it designates the Offering Period and may not be lower than the lesser of (i) 85% of the Fair Market Value of the Common Stock on the first day of the Offering Period and (ii) 85% of the Fair Market Value of the Common Stock on the Purchase Date.

5.5          Issuance of Common Stock.  The purchase of Common Stock pursuant to the Plan will be effective as of the Purchase Date and the shares of Common Stock purchased will be deemed outstanding as of such date and will be registered in book entry form on the registration books maintained by the Corporation’s transfer agent.

5.6          Termination of Employment of the Participant Before Purchase Date.   In the event a Participant ceases to be an employee of the Corporation or a Related Corporation (except in the case of transfer from one of such companies to another) for any reason prior to the end of an Offering Period, all Contributions shall be returned to the Participant or, if the Participant is deceased, to his or her spouse, or if there is no spouse or the spouse does not claim the refund, to the Participant’s estate, and no Common Stock shall be issued to such Participant or the Participant’s heirs under this Plan.

5.7          Optional Actions at a Change in Control.  In the event of a Change of Control, the Committee may take one or more of the following actions with respect to any or all outstanding Purchase Rights: the Committee may (i) end the Offering Period and return all Contributions to Participants, (ii) after giving Participants notice, end the Offering Period at a future date so specified in such notice, and, to the extent Participants do not elect to withdraw, issue Stock for their Contributions as of the Purchase Date established by that shortened Offering Period, or (iii) determine that outstanding Purchase Rights shall be assumed by, or replaced with comparable rights by, the surviving corporation, (or a parent or subsidiary of the surviving corporation).  Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

Section 6 – ADMINISTRATION

6.1          Governance.        The Board (or, to the extent it appoints a committee, the Committee) shall administer the Plan and shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)           To determine how and when Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).

(ii)          To designate from time to time which Related Corporations of the Corporation shall be eligible to participate in the Plan.

(iii)         To construe and interpret the Plan and Purchase Rights and factual matters related thereto, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)         To settle all controversies regarding the Plan and Purchase Rights granted under it.

(v)          To suspend or terminate the Plan at any time as provided in Section 8.

(vi)         Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Corporation and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

The Board or the Committee may, without regard to whether Participant’s rights are adversely affected, change the duration of Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Corporation’s processing of properly completed withholding elections, and establish reasonable waiting and adjustment periods and/or accounting and crediting procedures.

6.2          Board Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, restore in the Board some or all of the powers previously delegated.

6.3          Exculpation.  No member of the Board or the Committee, nor any officer or employee acting on their behalf, shall be liable for actions, determinations or interpretations made in good faith with respect to the Plan.  All members of the Board and the Committee and each officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination or interpretation.

6.4          Decisions Binding.  All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Corporation, its shareholders, Participants and their estates and beneficiaries.

Section 7 -- NO ASSIGNMENT

No Participant may assign or transfer any rights under the Plan to any other person, nor delegate any duties of the Participant.  Any attempted assignment or delegation by the Participant is void and shall have no effect.

Section 8 -- AMENDMENT, MODIFICATION AND TERMINATION

The Board may, at any time, amend, modify or terminate the Plan without the consent of any Participant or Eligible Employee; provided, however, that the Board may not (i) increase the number of share of Stock available for issuance hereunder without approval of the Corporation’s shareholders, other than in accordance with Section 4.3, and (ii) make any other changes herein to the extent stockholder approval is required by applicable law or listing requirements.

Section 9 -- GENERAL PROVISIONS

9.1          Not a Contract of Employment.  Neither the Plan, nor any action taken under the Plan, shall be construed as conferring upon any Eligible Employee any right to continue as an employee of the Corporation or a Related Corporation.

9.2          Withholding.  The Corporation shall be entitled to take whatever steps it deems necessary to satisfy its federal, state and local taxes withholding obligations under applicable law, if any, with respect to the Plan.

9.3          Securities Restrictions on Sale of Stock.  The Committee may require Participants receiving Common Stock under the Plan to represent to and agree with the Corporation in writing that the Participant is acquiring the shares for investment without a view to distribution thereof.  No shares shall be issued or transferred unless the Committee determines, in its sole discretion, that such issuance or transfer complies with all relevant provisions of law, including but not limited to, the (i) limitations, if any, imposed in the state of issuance or transfer, (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, and (iii) requirements of any stock exchange upon which the Corporation’s shares may then be listed.  The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

9.4          Restrictions on Stock Acquired Pursuant to Plan.  The Committee may impose such restrictions as it deems advisable on a Participant selling, assigning, transferring or otherwise disposing of any Stock acquired hereunder, as described in the Offering.

9.5          Governing Law.  This Plan shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky without regard to its conflicts of laws rules.

9.6          Gender and Number.  Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

9.7          Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

9.8          Not a Shareholder.  No person entitled to purchase Common Stock with respect to an Offering Period hereunder will have any rights as a shareholder of the Corporation with respect to the Common Stock to be purchased during an Offering Period until such person has become the holder of record of such shares of Common Stock on the Corporation’s corporate records.

9.9          Tax Report. The Corporation shall reflect the purchase of Stock hereunder on an informational report as required by Code Section 6039 no later than January 31 of the year following such purchase.

9.10        Headings.  The headings in this Plan have been inserted solely for convenience of reference and shall not be considered in the interpretation or construction of this Plan.

Section 10 -- EFFECTIVE DATE AND TERM OF PLAN

The Plan shall be effective on the date (the “Effective Date”) when the Board adopts the Plan subject to approval of the Plan by the shareholders of the Corporation within 12 months after the Effective Date.  The Plan shall begin on the Effective Date and shall continue until all Common Stock authorized for issuance under Section 4 has been issued under the Plan or until the Board terminates the Plan, if sooner.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by the undersigned officer this ______ day of __________, 2018.

REPUBLIC BANCORP, INC.

By:

Title:

Date:

Adopted by the Board of Directors: January 24, 2018

Approved by Stockholders:  __________, 2018

NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/RBCAA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Republic Bancorp, Inc. Shareholder Meeting to be Held on April 19, 2018. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2018 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/RBCAA Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/RBCAA. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. � When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 6, 2018 to facilitate timely delivery. + 2 N O T C O Y 02RMPB NNNNNNNNN Shareholder Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. Republic Bancorp, Inc.’s 2018 Annual Meeting of Shareholders will be held on April 19, 2018 at Republic Bank Building, Lower Level, 9600 Brownsboro Road, Louisville, Kentucky 40241, at 9:00 a.m., Eastern Daylight Savings Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR all Director nominees, FOR Proposals 2, 3 and 4: 1. Election of Directors: Craig A. Greenberg, Michael T. Rust, R. Wayne Stratton, Susan Stout Tamme, A. Scott Trager, Steven E. Trager, Mark A. Vogt. Approval of the Amended and Restated Non-Employee Director and Key Employee Deferred Compensation Plan. Approval of the Employee Stock Purchase Plan. Ratification of Crowe Horwath LLP as the independent registered public accountants for the year ending December 31, 2018. 2. 3. 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/RBCAA. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Republic Bancorp, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 6, 2018. g g 02RMPB Shareholder Meeting Notice

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 9:00 a.m., Eastern Daylight Savings Time, on April 19, 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/RBCAA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board recommends a vote FOR all Director nominees, and FOR Proposals 2, 3 and 4. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 - Craig A. Greenberg 02 - Michael T. Rust 03 - R. Wayne Stratton 04 - Susan Stout Tamme 05 - A. Scott Trager 06 - Steven E. Trager 07 - Mark A. Vogt For Against Abstain ForAgainst Abstain 2. Approval of the Amended and Restated Non-Employee Director and Key Employee Deferred Compensation Plan. 3. Approval of the Employee Stock Purchase Plan. 4. Ratification of Crowe Horwath LLP as the independent registered public accountants for the year ending December 31, 2018. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 6 4 0 9 8 1 02RMKB MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Republic Bancorp, Inc. Notice of 2018 Annual Meeting of Shareholders Republic Bank Building, Lower Level, 9600 Brownsboro Road, Louisville, Kentucky 40241 Proxy Solicited by Board of Directors for Annual Meeting – April 19, 2018 R. Wayne Stratton and Craig A. Greenberg, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Republic Bancorp, Inc. to be held on April 19, 2018 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, and FOR Proposals 2, 3 and 4. For participants in the Republic Bancorp 401(k) Retirement Plan (the “Plan”), the Plan Trustee shall vote the shares for which it has not received voting direction from the Plan participants utilizing the same voting percentages derived from the Plan participants who did direct how their shares are to be voted. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)